PROSPECTUS JANUARY 1, 2000

                              TEMPLETON GROWTH FUND

                                       TGF

                                                       [FRANKLIN TEMPLETON LOGO]
                                                  FRANKLIN TEMPLETON INVESTMENTS





                           TEMPLETON GROWTH FUND, INC.
              PO Box 33030, St. Petersburg, Florida 33733-8030, USA

                                 DEPOSITARY BANK

                            THE CHASE MANHATTAN BANK
                             Chase MetroTech Center
                          Brooklyn, New York 11245, USA

                                 TRANSFER AGENT

                   FRANKLIN TEMPLETON INVESTOR SERVICES, INC.
                       100 Fountain Parkway, PO Box 33030
                     St. Petersburg, Florida 33733-8030, USA

               PAYMENT OFFICES IN THE FEDERAL REPUBLIC OF GERMANY

                             CHASE MANHATTAN BANK AG
                     Gruneburgweg 2, 60322 Frankfurt am Main

                              MARCARD, STEIN & CO.
                               Bankers since 1790
                          Ballindamm 36, 20095 Hamburg

                                MERCK FINCK & CO.
                                 Private Bankers
                          ABC-Strasse 47, 20354 Hamburg

                    PAYMENT OFFICE IN THE REPUBLIC OF AUSTRIA

                                CREDITANSTALT AG
                          Schottengasse 6, 1010 Vienna

                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY

                            DR. CARL GRAF HARDENBERG
                                 Attorney-at-Law
                         Klein Fontenay 1, 20354 Hamburg

                    REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA

                                CREDITANSTALT AG
                          Schottengasse 6, 1010 Vienna

                          FINANCIAL STATEMENT AUDITORS

                           PricewaterhouseCoopers, LLP
                           1177 Avenue of the Americas
                          New York, New York 10036, USA

                         MAIN SALES AND SERVICE COMPANY

                   FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH
 Postfach 111803, 60053 Frankfurt am Main - Mainzer Landstrasse 16, 60325
                                Frankfurt am Main

In countries in which the Investment Company is not authorized to sell publicly, this prospectus does not represent an offer to purchase fund shares. No investment brokers, banks, or any other persons are authorized to provide information or promises that are not contained in this prospectus.








CONTENTS

                                                               Page

IMPORTANT INFORMATION

OVERVIEW OF COSTS

SELECTED FINANCIAL DATA

INTRODUCTION OF THE EURO

PURCHASE OF FUND SHARES
     Minimum Investment Amounts
     Method of Payment in Germany
     Method of Payment in Austria
     Subsequent Payments
     Wire Transfers in US Dollars
     Savings Program in Germany and Austria

ISSUE OF SHARES

ACCOUNT MANAGEMENT
     Joint Accounts with Joint Redemption Authority
     Joint Accounts with Individual Redemption Authority
     In Case of Death
     Accounts for Minors
     Collective Obligations of Shareowners

ISSUE PRICE
     Sales Charges
     Subsequent Sales Charges
     Cumulative Quantity Discount
     Declaration of Intent
     Purchases at Net Asset Value

REDEMPTION OF FUND SHARES
     Withdrawal Plan

EXCHANGE PRIVILEGE
     Institutional Investors
     Account Statements

INVESTMENT GOAL AND INVESTMENT POLICY

INVESTMENT TECHNIQUES
     Defensive Investments
     Pension Operations
     Share Index Options
     Forward Exchange Contracts on Share Indexes
     Lending of Securities of the Investment Assets
     Fundamental Investment Principals and Restrictions

RISKS
     General Risks
     Description of Investment Operations and Associated Risks

GENERAL INFORMATION
     Inquiries
     Investment Administration Company
         Investment Administration Agreement
         Consulting Fee
     Description of Shares/Share Certificates
     Shareowner Meetings
     Distributions
     Depositary Bank
     Management Company
     Management
     Net Asset Value
         Calculation of Net Asset Value
         Suspension of Calculation of Net Asset Value
     Representatives
     Tax Information
         Taxation in the United States
         Taxation in Germany
         Taxation in Austria
     Transfer Agent
     Independent Financial Statement Auditors
     Publications
         Publication of Price
         Semi-annual and Annual Reports
     Sales Service Plan
     Payment Office Fee

JURISDICTION

RIGHT OF RESCISSION

TERMS AND CONDITIONS OF CONTRACT

IMPORTANT INFORMATION

This prospectus contains information about the Class A shares (Class I shares prior to 1/1/1999) of the Templeton Growth Fund (the "Fund" or the "Investment Company") of which future share owners should be aware before making their investment decision. Investors are advised to read this prospectus carefully, and to retain it along with the other documentation provided to them.

The fund shares of the Templeton Growth Fund offered in Germany and Austria are "Class A shares". In the United States additional classes of shares in the Fund assets are offered which have different fee structures. In Germany and Austria only Class A shares are available. Therefore, all information in this prospectus relates to Class A shares.

The Templeton Growth Fund was established under the laws of Maryland (United States) on November 10, 1986 for an indefinite term and is the successor of Templeton Growth Fund, Ltd. The Investment Company is registered in The United States with the Securities and Exchange Commission ("SEC") under file reference 33-9981 as an open, diversified investment company according to the US Investment Company Act of 1940 ("1940 Act").

The shares of the Investment Company are not traded on a securities exchange, but rather they are redeemable by the Investment Company under normal circumstances at any time. The shareholder equity of the Fund is equivalent at all times to the net asset value of its assets.

Your legal relationship to the Investment Company is based at all times on the German wording of the prospectus and of all other publications of the Investment Company. A summary of the terms and conditions of agreement can be found starting on page 40 of this prospectus. A complete copy of the bylaws of the Investment Company and of the additional information is available to you on request from the German service company Franklin Templeton Investment Services GmbH.

An annual report is attached to the prospectus, the closing date of which may not be more than 16 months previous, and if the closing date is more than 8 months previous, then a semi-annual report is also attached as an appendix.

THE FUND SHARES HAVE BEEN NEITHER APPROVED NOR REJECTED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY THE MONITORING AGENCIES OF INDIVIDUAL STATES OF THE UNITED STATES, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR THE MONITORING AGENCIES OF INDIVIDUAL STATES MADE ANY STATEMENTS ABOUT THE CORRECTNESS OR APPROPRIATENESS OF THIS PROSPECTUS. ASSERTIONS TO THE CONTRARY CONSTITUTE A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY IS NOT SUBJECT TO THE SUPERVISION OF THE GERMAN FEDERAL SUPERVISORY OFFICE ON THE CREDIT INDUSTRY, OR TO ANY OTHER OFFICIAL SUPERVISION BY A GERMAN GOVERNMENT AGENCY; HOWEVER, THE INTENT TO SELL SHARES OF THE INVESTMENT COMPANY IN GERMANY HAS BEEN REPORTED TO THE FEDERAL SUPERVISORY OFFICE FOR THE CREDIT INDUSTRY PURSUANT TO SS. 7 OF THE FOREIGN INVESTMENT ACT SINCE JULY 28, 1982.

THE INVESTMENT COMPANY IS NOT SUBJECT TO THE SUPERVISION OF THE AUSTRIAN FEDERAL MINISTRY OF FINANCES, OR TO ANY OTHER OFFICIAL SUPERVISION BY A N AUSTRIAN GOVERNMENT AGENCY; HOWEVER, THE INTENT TO SELL SHARES OF THE INVESTMENT COMPANY IN AUSTRIA HAS BEEN REPORTED TO THE FEDERAL MINISTRY OF FINANCES, DEPT. V/13, PURSUANT TO SS. 30 OF THE INVESTMENT FUND ACT .

FUND SHARES ARE NOT DEPOSITS AT A BANK OR LIABILITIES OF A BANK, NOR ARE THEY SECURED OR ENDORSED BY A BANK. MOREOVER, FUND SHARES IN THE UNITED STATES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN FUND SHARES ENTAILS FINANCIAL RISKS, WHICH INCLUDE THE LOSS OF CAPITAL.

THE DEPOSITS OF THE INVESTMENT COMPANY AT ITS DEPOSITARY BANK ARE NOT PROTECTED BY DEPOSIT SECURITY SYSTEMS.





OVERVIEW OF COSTS

The purpose of the overview is to make it easier for shareowners to understand the costs associated with investing in the fund. The figures are based on the issues of the funds during the preceding financial year. The current costs may deviate from these fugures.

A. FEES FOR SHARE OWNER OPERATIONS:
-----------------------------------

Maximum Sales Charges
     (as a percentage of the issue price)                     5.75%
     payable at purchase:                                     5.75%*
     payable on redemption:                                   none**
     exchange fees:                                           none***


B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF THE AVERAGE NET ASSETS):
------------------------------------------------------------------------------
Investment Administration Fees                                0.61%
Rule 12b-1 Costs                                              0.25%****
Other Expenses                                                0.26%
Total Operating Expenses of the Fund                          1.12%

* For investments of USD 1 million or more, no sales charges are due.

** Sales charges due subsequently in the amount of 1% may be assessed, however, if the shares are redeemed within one year from purchase. This shall not be applicable if shares with an equivalent value of USD 1 million or more were purchased and you registered adviser/broker waived a commission on purchase of the shares. Moreover, subsequent sales charges may be required from certain pension plans which are allowed to purchase fund shares without sales charges. See chapters on "Redemption of Fund Shares" and "Subsequent Sales Charges".

*** Shareowners should consider switching to other Templeton funds only if the respective fund is entitled to sell its shares publicly in Germany, or Austria, because otherwise significant tax disadvantages may result. An exchange fee in the amount of USD 5 will be assessed for exchange requests by "Market Timers". For more detailed information, see chapter on "Exchange Privilege". **** These expenses may not exceed 0.25% of the annual net assets of the fund (see chapter on "Sales Service Plan"). After a long period of time, these costs, together with the sales charges then in effect, may add up to an amount that exceeds the maximum permissible sales charges which the Fund would be allowed to assess under US law in order not to bear Rule 12b-1 costs.

If you hire a bank or financial services institution to make the investment, you may incur additional costs.

C. EXAMPLE:

Assuming the annual return is 5% and the operating expenses of the Fund remain within the scope mentioned above: For a capital investment valued at USD 1,000 the following costs would arise in the event of the sale of the shares after the given number of years:

1 YEAR                 3 YEARS              5 YEARS                10 YEARS
68 USD*                91 USD               115 USD                186 USD

* Assuming no subsequent sales charges apply.

This is only an example, which does not imply any statements about previous or future expenses or changes in value. The actual expenses or changes in value may be higher or lower than those given here.

For the sake of clear understanding, it is noted that the sales charges alone are billed to you directly, while the annual operating expenses of the Fund are paid for from its assets and are already taken into account in the determination of the net asset value.





SELECTED FINANCIAL DATA

The overview represents the financial history of the Fund. The following selected financial data have been reviewed by the independent financial statement auditing firm of by PricewaterhouseCoopers LLP for those periods mentioned in the annual report as of August 31, 1999. This report is attached to the prospectus. The financial data should be read in conjunction with the other financial statements and associated explanatory notes, which are contained in the annual report for the year ending August 31, 1999. That includes additional information about changes to the value of the Fund.

-------------------------------------------------------------------------------
Financial Year ending August 31, 1999


Results per Class A share
(for one share issued for the
entire period)                   1999    1998       1997       1996        1995     1994       1993     1992        1991    1990
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
of year (USD)                   16.78   22.47       18.75       18.96      18.95     17.47     15.81     16.14       5.23     16.62
-----------------------------------------------------------------------------------------------------------------------------------
Income from securities
 operations:
Net investment income (USD)      0.46    0.50        0.54        0.50       0.39      0.29      0.32      0.41       0.45      0.57
Net realized and unrealized
 gains  (or losses)(USD)         4.76   (2.76)       4.48        1.34       1.20      2.58      2.97      0.92       1.68     (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
Total securities operations
 (USD)                           5.22   (2.26)       5.02        1.84       1.59      2.87      3.29      1.33       2.13     (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income (USD)                   (0.41)  (0.55)      (0.49)      (0.44)     (0.29)    (0.27)    (0.36)    (0.44)     (0.54)    (0.62)
Distributions from net realized
gains (USD)                     (2.03)  (2.88)      (0.81)      (1.61)     (1.29)    (1.12)    (1.27)    (1.22)     (0.68)    (0.47)
Total distributions (USD)       (2.44)  (3.43)                  (2.05)     (1.58)    (1.39)    (1.63)    (1.66)     (1.22)    (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of
 year (USD)                     19.56   16.78       22.47       18.75      18.96     18.95     17.47     15.81      16.14     15.23
-----------------------------------------------------------------------------------------------------------------------------------
Total return*                   34.72% (12.61)%     28.28%      10.85%      9.51%    17.47%    23.49%     9.22%     15.95%   (2.01)%

Ratios/supplemental data
Net assets at end of year
 (USD thousands)                                12,129,283  8,450,737  9,964,298 5,611,560 4,033,911 3,268,644  2,895,684  2,466,684
Ratios to average net assets:
Expenses                         1.12%   1.08%       1.08%       1.09%      1.12%     1.10%     1.03%     0.88%      0.75%     0.67%
Net investment income            2.60%   2.53%       2.81%       2.87%      2.40%     1.76%     2.10%     2.62%      3.09%     3.70%
Portfolio turnover rate         32.01%  48.23%      41.81%      19.63%     35.21%    27.35%    28.89%    29.46%     30.28%    18.47%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions paid**
 (USD per share)                                   0.0007      0.0146
-----------------------------------------------------------------------------------------------------------------------------------

The Fund launched its activities on December 31, 1986 as a 58% successor of Templeton Growth Fund, Ltd. (the "Canadian fund"), which was restructured as two funds on that date. According to terms and conditions of the restructuring, the Canadian shareowners who represented 42% of the shares in circulation remained shareowners of the Canadian fund, while the non-Canadian shareowners who represented 58% of the shares in circulation became shareowners of the Fund.

* Total return does not include sales charges.

** This information refers to the purchase and sale of shares. Before financial year 1996, it was not required to report average commissions paid.





INTRODUCTION OF THE EURO

Effective January 1, 1999, shareowners also have the option of making payments to purchase fund shares in Euros or of receiving redemption proceeds in Euros. Effective January 1, 1999, the payment offices of the Fund have converted the payment office accounts from DM, or ATS, to Euros. Nonetheless, the shareowners will still have the option to make payments to the payment office in DM, or ATS, as well.

With the introduction of the Euro, the official Frankfurt setting of the exchange rate between the DEM and the USD by the Frankfurt Stock Exchange will be discontinued. Therefore, the Fund has decided to centralize the currency exchange of the incoming payment monies, and it has therefore come to an agreement with the German and Austrian payment offices that they will convert investment amounts entering the payment office account into Euros, and then transfer the Euro amounts to Chase Manhattan Bank in London. The latter will then perform the currency exchange to USD in the London Currency Exchange.

PURCHASE OF FUND SHARES

If you would like to purchase these fund shares, please fill out the application form and send the original to:

Franklin Templeton Investment Services GmbH
Postfach 111803, 60053 Frankfurt am Main
Mainzer Landstrasse 16, 60325 Frankfurt am Main
Tel.: 0800/0738002 (Germany)
       0660/5911 (Austria)
Fax: 069/27223141

Franklin Templeton Investment Services GmbH is the Fund's main sales company for Europe, and as of 9/30/1998 it had capital stock of DEM 2.5 million. It has concluded sales agreements with many investment brokers and banks, which enables the latter to broker fund shares independently.

THE INVESTMENT BROKERS AND BANKS ACT INDEPENDENTLY AND PROVIDE THE INVESTOR WITH THEIR OWN BROKERAGE AND/OR CONSULTING SERVICES. EVEN IF THEY RECEIVE COMMISSION PAYMENTS, THE INVESTMENT BROKERS AND BANKS ARE NOT ASSISTANTS OF THE FUND, NOR OF FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH, NOR OF ANY OTHER COMPANY IN THE FRANKLIN TEMPLETON GROUP, NOR DO THEY REPRESENT THE LATTER IN ANY WAY. NEITHER THE INVESTMENT BROKERS NOR THE BANKS ARE ENTITLED TO RECEIVE MONEY ON BEHALF OF THE FUND OR ON BEHALF OF ANY COMPANY IN THE FRANKLIN TEMPLETON GROUP. THE FUND AND THE COMPANIES OF THE FRANKLIN TEMPLETON GROUP ISSUE ONLY PRODUCT INFORMATION.

The Investment Company strongly advises against outside financing for purchases of fund shares, since the investment risk is considerably increased with outside financing. The Investment Company offers its fund shares to the public, but with the exception of a few fund-related life insurance companies, it does not participate in the offering of financial products that are combined with the fund shares.

To the extent that brokers offer such "combination products," the Investment Company, the Administration Company, and the corporations associated with it [sic] do not assume responsibility for these products, unless they have approved them in written form.

In view of the varying cost structures and the taxation of the direct investment in investment funds and the investment in fund-related life insurances, investors are strongly advised to obtain information from their tax and financial advisers as to which investment form is best for them.

If you need help in filling out the request form, please contact your investment broker or Franklin Templeton Investment Services GmbH.

MINIMUM INVESTMENT AMOUNTS

o  Initial investment:
   EUR 2,500, DEM 5,000, or ATS 35,000

o  Subsequent payments:
   EUR 500, DEM 1,000, or ATS 7,000

o  Savings program:
   EUR 150, DEM 300, of ATS 2,000 monthly or quarterly

o  Withdrawal plan:
   Fund shares equivalent to USD 25,000, monthly withdrawals starting from USD 100 (see Withdrawal Plan)

METHOD OF PAYMENT IN GERMANY

PAYMENT OFFICES IN GERMANY FOR TRANSACTIONS IN EUR AND DEM:

Chase Manhattan Bank AG
Gruneburgweg 2, 60322 Frankfurt am Main
Account No. 6111600224
BRN 50110800

Marcard, Stein & Co.
Ballindamm 36, 20095 Hamburg
Account No. 3010014, BRN 20030400

Merck Finck & Co.
ABC-Strasse 47, 20354 Hamburg
Account No. 30121060, BRN 20030700

Make payments payable to "Templeton Growth Fund." Under purpose of use, enter the name of the shareowner and the investment account number (for existing accounts) or the application form number (for initial purchase).

In Germany, the payment offices will convert the deposited amounts into Euros and immediately forward these amounts on the investor's behalf to the transfer agent, or, in case of redemption proceeds, to the investor - in Euros or DM as desired. The payment offices will not assess processing fees from the investor for this service. In the case of redemptions, distributions, and other payments, investors may request payment from the payment offices in Euros or deutsche mark. However, no cash operations are possible at Chase Manhattan Bank AG.

WIRE TRANSFER
----------------
It is recommended to transfer the investment amount by wire in EUR or DEM to one of the payment office accounts. Pre-printed wire transfer vouchers are available. Payments may be made only to the payment office accounts mentioned on page 10.

CASH PAYMENT
-------------
Please pay the investment amount in EUR or DEM to one of our payment office accounts (see page 10). Please keep in mind that no cash payments can be made at Chase Manhattan Bank in Frankfurt.

DEPOSIT OF A EUR OR DEM CHECK
-------------------------------
Please make the check out in Euros or DM to Templeton Growth Fund and enclose it with your application. Franklin Templeton Investment Services GmbH will immediately forward the checks on behalf of and at the risk of the investor to one of the German payment offices. The respective payment office will convert the investment amount, once it has cleared, into Euros and forward it to the transfer agent. The investment will then be made generally one banking day after crediting to the payment office account. Because of the time delays in the processing of check payments, investors are advised to pay their investment amounts by wire transfer.

DEPOSIT OF A USD CHECK TO ORDER
---------------------------------
The requests may also be sent to Franklin Templeton Investment Services GmbH with a USD check drawn on an American bank and made out to the transfer agent of the Fund, Franklin Templeton Investor Services, Inc. Franklin Templeton Investment Services GmbH will forward these documents to the transfer agent at the risk and on behalf of the investor. If the USD check is not drawn on an American bank, then Franklin Templeton Investor Services, Inc. will first call for the amount. Only when the amount has cleared will the investment be made.

PAYMENTS IN EXTERNAL TRADE MUST BE REPORTED BY THE SHAREOWNERS TO THE RESPONSIBLE FINANCIAL INSTITUTIONS PURSUANT TO THE EXTERNAL TRADE ACT. FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH HAS ASSUMED THE RESPONSIBILITY TO FULFILL THE REQUIRED REPORTING OBLIGATIONS PURSUANT TO THE EXTERNAL TRADE ACT ON BEHALF OF THE SHAREOWNERS.

METHOD OF PAYMENT IN AUSTRIA

In general, payments should be made out to "Templeton Growth Fund." Under purpose of use, please enter the name of the shareowner and the investment account number (for existing accounts) or the application form number (for initial purchase).

Please send the investment amount by wire-transfer in Euros or ATS to Creditanstalt AG. If a check is issued in EUR or ATS, it should be made out to Templeton growth Fund and enclosed with the application. Of course, payment can also be made with a USD check to order (see Method of Payment in Germany).

PAYMENT OFFICES IN AUSTRIA FOR TRANSACTIONS IN EUR AND ATS:
------------------------------------------------------------

Creditanstalt AG
Schottengasse 6, 1010 Vienna
Account No. 00003-00 145/11, BRN 11000

In Austria, Creditanstalt AG will convert the deposited amounts into EUR and immediately forward these amounts on the investor's behalf to the transfer agent.

SUBSEQUENT PAYMENTS

Subsequent payments to an already existing shareowner account may be completed in EUR, DEM (Germany), or ATS (Austria) to one of the the payment office accounts. The number of the shareowner account at Franklin Templeton Investor Services, Inc. must be noted. No new application is required for subsequent payments.

Since the issuing of fund shares is always done under the terms and conditions of the issuing prospectus in effect at the time of issue, shareowners are strongly advised to obtain the currently valid prospectus before making a subsequent payment.

WIRE TRANSFERS IN US DOLLARS

Direct wire transfers in USD are also possible, although the processing banks absolutely must be made aware of the fact that the name and account number, or the name and application number for initial purchases, must be clearly noted. The following account is available for wire transfers in USD:

Payee:
Templeton Growth Fund
Account No. 6231400414
Bank Routing Number: 50110800
Bank of payee:
Chase Manhattan Bank AG,
Frankfurt am Main
(Swift Code: CHASDEFX, Telex No. 411625)
Providing coverage through:
The Chase Manhattan Bank NA, New York
(Swift Code: CHASUS33)
Intended use:
Name of shareowner, account number (for existing accounts) or application number (for initial purchases)

SAVINGS PROGRAM IN GERMANY AND AUSTRIA

In Germany and Austria, investors have the opportunity to enter into a savings program in which they may make payments toward the purchase of fund shares on a monthly or quarterly basis.

The minimum amount of a savings installment is EUR 150, DEM 300, or ATS 2,000 (monthly or quarterly), and no initial payment is required to start the savings program.

Investors who participate in a savings program will receive quarterly savings plan account statements by mail.

In order to provide relief from bank fees for investors and the Fund, the savings program has functioned with collection authorization ever since April 1, 1996 in Germany, and since November 1, 1997 in Austria.

In order to participate in the savings program, an investor must use the application form, or for already existing accounts, a different form, to grant to Franklin Templeton Investment Services GmbH authorization, which is revocable at any time, to debit the stipulated savings amount on the first of each month using a debit item and to transfer it to a fund payment office account. The debit authorization or changes in the total amount to be debited must be received by no later than the 20th of any month in order to be effective in the following month.

The participants in the savings program undertake to maintain a corresponding amount in their bank accounts on the date of the collection of the debit item, and to contest submitted debit items only if the content of the debit item is not covered by the collection authorization.

The sales charges are to be paid only on the actually paid-in savings amounts; costs are not charged in advance.

Investors should be aware that they are acquiring fund shares within the scope of the savings program, the value of which is subject to fluctuation, so that a continual increase in assets may not be achieved under certain circumstances, and under unfavorable circumstances a loss of the savings amounts may even occur. The savings amounts are not protected by a deposit security system, and the achievement of a particular savings goal cannot be guaranteed.

ISSUE OF SHARES

Shares will be issued only after both the application and the investment amount have been received at the registered business office of the transfer agent of the Fund, Franklin Templeton Investor Services, Inc. If the payment is made through one of the payment office accounts, then the amount will be received under normal conditions on the banking day following the day on which the payment was credited to the payment office account. Amounts submitted at Franklin Templeton Investment Services GmbH will immediately be forwarded to the transfer agent by electronic means. The transfer agent shall calculate the number of fund shares in whole units and fractions, which are purchased on the basis of the issue price calculated at the close of the stock exchange day on the New York Stock Exchange which follows the date of receipt of the payment at a payment office, provided that the transfer agent also has the properly filled-out purchase request at this time. Only then will the investors become shareowners of the Fund. No rights or liabilities are established between the Fund and the investor prior to that.

The shareowner will receive by mail a written confirmation of the fund shares purchased by him or her, along with the number of his or her share owner account which is managed by Franklin Templeton Investor Services, Inc. Upon written request, Franklin Templeton Investor Services, Inc. will issue a certificate for all whole shares located in a share owner account. Due to the complex execution in case of the redemption of shares and the risk of loss of the certificate, certificates are strongly advised against.

For issue of shares to banks and institutions, their orders must be received at Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days on which the net asset value of the fund is calculated, in order that under normal circumstances the issue price calculated on this day at the close of business of the New York Stock Exchange can be used as a basis and the shares can be issued. These orders may only be accepted on German banking days, however, and only if a corresponding agreement with Franklin Templeton Investment Services GmbH has been concluded in advance. The banks and institutions will then receive immediately an order execution confirmation by fax with the exact amount of the issue price to be paid. The investment amount shall be due on the third German banking day following the issue of the shares.

Any purchase request may be refused by the Fund or the transfer agent.

The investors undertake to immediately review order confirmations sent to them by mail in order to ensure that the proper posting to the shareowner account of the investor has taken place. The investors undertake, moreover, to inform Franklin Templeton Investment Services GmbH immediately if they have not received an order confirmation within the expected turnaround time.

Accounts may be opened either for an individual owner (individual account) or for several investors together (joint account). Investors are requested to check the appropriate box on the application form.

ACCOUNT MANAGEMENT

JOINT ACCOUNTS WITH JOINT REDEMPTION AUTHORITY

In the case of joint account, redemptions may be made only with the signature of both account owners. Please also be sure to pay attention to the terms and conditions presented in the chapter titled "In Case of Death."

JOINT ACCOUNTS WITH INDIVIDUAL REDEMPTION AUTHORITY

In the case of joint accounts with individual redemption authorization, one shareowner alone may execute any redemption of the joint account, including liquidation - even to his or her personal advantage - without the signature or any other prior consent of another shareowner. The Fund is not obligated in any way to inform the other account owner of the fulfillment of instructions to that effect. Therefore, investors should be aware of the risk for misuse of the individual redemption authorization. On instruction by an individual account owner, which is possible at any time, the Fund will change the individual redemption authorization to a joint redemption authorization. Please also be sure to pay attention to the terms and conditions presented in the chapter titled "In Case of Death."

IN CASE OF DEATH

When establishing a joint account, the shareowners authorize the Fund or the transfer agent in case of their death to transfer the shares to the surviving account owners. A transfer to the surviving account owner can generally occur only after presentation of the death certificate. The Fund, the transfer agent, and Franklin Templeton Investment Services GmbH are under no obligation to inform possible heirs about this process or to obtain their instructions. However, if the heir(s) of the deceased account owner revoke(s) the transfer order before the Fund or the transfer agent has been able to carry it out, then the Fund will continue to manage the respective account as a joint account with joint redemption authorization, and accordingly it will fulfill only the joint instructions of the heirs and the surviving account owner. Account owners should therefore take appropriate precautions in their last will and testament. Investors who do not wish to have the account transferred to the surviving shareowner are requested to check the appropriate box on the application form.

In case of death, if it is necessary to clarify the redemption authorization of a shareowner account, the Fund will require presentation of an heir's certificate, grant of probate, or other documents necessary for this purpose. In individual cases, the Fund may at its discretion waive presentation of an heir's certificate or grant of probate, if an effective copy or a notarized reproduction of the testamentary disposition (last will and testament, testamentary contract) is presented along with the associated probate transcript. The Fund shall be entitled to consider the person designated as heir or executor therein as the beneficiary, to allow him or her to make redemptions, and in particular may make payments to that person that constitute release. This shall not be applicable if the Fund is aware that the person named is not entitled to make redemptions, or if it has not been informed of this due to negligence.

ACCOUNTS FOR MINORS

The establishment of an account in the name of a minor can be done only with the consent of both parents of the minor. Until the minor comes of age, the consent of the guardians or custodians shall also be required for any other instruction with respect to the account.

If one parent exercises sole custody over the minor, then the Fund shall be entitled to request documentation of custody before opening the account or carrying out additional transactions. For this purpose, presentation of, for example, a corresponding judgment of the family or guardianship court may be required.

Upon opening the account, the custodians shall have the option to stipulate that each one of them will have redemption authority over the account. This entitlement may be revoked at any time in written form addressed to the Fund.

The correspondence address of the minor's account until the minor comes of age shall be the address of the first guardian or custody holder mentioned in the request form.

After the minor comes of age, in order to protect against misuse, the Fund may demand before carrying out the first instruction of the account owner that the account owner present a confirmed signature.

COLLECTIVE OBLIGATIONS OF SHAREOWNERS

In order to properly process the shareowner account, the shareowner must immediately report to the Fund any changes to his or her name and address as well as any other changes affecting the account. The content of orders of any kind must absolutely clear. Orders not formulated clearly may result in follow-up inquiries, which can lead to delays. Such delays will be at the expense of the placer of the order.

Every shareowner must immediately review the accuracy and completeness of account statements, notices about the execution of orders, and information about anticipated payments, and must immediately raise any objections. This shall also be applicable for outstanding overdue confirmations regarding the processing of operations ordered by the shareowner.

ISSUE PRICE

The issue price is equivalent to the net asset value per share plus sales charges according to the following table.

SALES CHARGES

                                               Sales charges
--------------------------------------------------------------------------------
Amount of the                  with respect to the       with  respect to the
investment at                  gross investment          net investment
the issue price                (issue price)
-------------------------------------------------------------------------------
Less than USD 50,000                5.75%                       6.10%
USD 50,000 and above,
but less than USD 100,000           4.50%                       4.71%
USD 100,000 and above,
but less than USD 250,000           3.50%                       3.63%
USD 250,000 and above,
but less than USD 500,000           2.50%                       2.56%
USD 500,000 and above,
but less than USD 1,000,000         2.00%                       2.04%
USD 1,000,000 and above*            none                        none


* No sales charges are assessed on purchase for investments of USD 1,000,000 or more, but in case of early redemptions, subsequent sales charges may be assessed (see chapter on "Subsequent Sales Charges").

In the following, the calculation of the issue price is explained using a fictitious example as of January 31, 1999. The fund assets in the amount of USD 12,989,624,475 less the liabilities in the amount of USD 75,626,189 resulted in net assets of the fund of USD 12,913,998,286, of which a share of USD 12,129,282,793 was comprised of the Class A shares. These net assets divided by the number of Class A shares issued as of January 31, 1999 (539,719,713) resulted in a net asset value per Class A share of USD 22.47, which corresponded to the reacquisition price on that day. The net asset value per Class A share plus the sales charges of 6.10% (USD 1.37) resulted in the issue price per Class A share of USD 23.84.

Up to 100% of sales charges may be paid to Franklin Templeton Investment Services GmbH and/or to such persons, banks, and other establishments as have brokered the purchase of the fund shares.

SUBSEQUENT SALES CHARGES

If no sales charges were paid upon purchase of shares, because the investment total exceeded the amount of USD 1 million or because a declaration of intent for such an investment was supplied, a sales charge may be assessed subsequently if the purchased shares are wholly or partially redeemed within 12 months. The period shall commence on the last day of the month in which the respective shares were purchased. If shares valued at more than USD 1 million are already held, even the shares purchased thereafter without sales charges may be subject to a subsequent sales charge if they are sold within 12 months. The subsequent sales charges shall be equivalent to 1% of the value of the redeemed shares or their net asset value at the time of purchase, whichever amount is lower. Meanwhile, shares which are not subject to subsequent sales charges will be redeemed first. Afterwards, shares which are subject to subsequent sales charges will be redeemed in the order of their purchase dates.

Unless otherwise stipulated, in the case of orders by the redemption of which a certain dollar (or Euro or DM) amount is to be redeemed, the subsequent sales charge payable will be covered by the cashing in of additional shares. In the case of orders by which a certain number of shares is redeemed, any subsequent sales charges are deducted from the redemption proceeds.

Subsequent sales charges will be waived in order to pay account fees, for exchange operations unless the shares were held for less than 6 months and the difference of the issue surcharges is greater than 0.25%, for redemption of shares for which a waiver of sales charges was applicable, for reacquisitions by the Fund if an account balance falls below the required minimum level, for redemptions if the investment total was USD 1 million or more and the registered adviser/broker waived his or her commission at the time of purchase, for redemptions due to the decease of the share owner or financial beneficiary, for redemptions within the scope of a withdrawal plan set up on or after February 1, 1995, namely up to the amount of 1% monthly of the net asset value of an account. Assuming shares with an annual balance of USD 1 million are held, then redemptions of shares may be performed within the framework of a withdrawal plan up to an amount of USD 120,000 per year without subsequent sales charges.

For certain payments in connection with American old-age pension plans, subsequent sales charges will likewise be waived.

CUMULATIVE QUANTITY DISCOUNT

The reduced sales charges according to the sales charge table are also applicable on a cumulative basis. In the determination of the sales charges due, namely, the current net asset value or the net asset value paid at the time of purchase (whichever is higher) of the fund shares already held by the investor, his or her spouse, his or her children under 21 years of age, and his or her grandchildren under 21 years of age, even in other Franklin Templeton Funds, is added into the current investment amount in the investor's favor. If the investor is the individual owner of a corporation, then the shareowner accounts held by the corporation may also be included. The same applies to the pension plan accounts of this business owner, which, however, are not currently offered in Germany.

Since in Germany and Austria only some of the American Franklin Templeton funds are registered for public sale, investors should contact Franklin Templeton Investment Services GmbH in case of uncertainty.

The main sales company aims to help investors benefit from the most favorable sales charges. However, it can only be ensured that the investor will receive the correct reduction if he or she or the investment broker requests the discount in completing the investment and provides the necessary information allowing the determination that the purchase may be eligible for the reduction in sales charges. The conditions regarding the cumulative quantity discount may be changed or canceled at any time.

DECLARATION OF INTENT

Even for investments within the scope of a declaration of intent, investors may claim the reduced sales charges, if they have declared their intent to invest a certain sum within a period of 13 months in shares of the Fund and/or (in Germany) of the Templeton Global Smaller Companies Fund. Forms for this purpose are available through Franklin Templeton Investment Services GmbH. The amount of the sales charges shall be determined based on the declared target sum. The initial investment must amount to at least EUR 2,500, DEM 5,000 (in Germany), or ATS 35,000 (in Austria), or 5% of the intended target sum.

The following terms and conditions are applicable to declarations of intent:

Shares purchased with the first 5% of the target sum are subject to fiduciary safekeeping, in order to ensure the payment of higher sales charges in case the intended target sum is not actually reached. The shares held under fiduciary safekeeping will therefore be automatically reacquired in order to make up the difference from the higher sales charges, if necessary. The shares under fiduciary safekeeping can certainly be traded into the Templeton Global Smaller Companies [Fund] (not into shares in Templeton Global Strategy Funds), but they cannot be redeemed until fulfillment of the declaration of intent or the payment of the higher sales charges.

A share purchase that is not made within the scope of a declaration of intent from the outset may be taken into account in a later declaration of intent, if the latter occurs within 90 days after the respective share purchase. Shares purchased more than 90 days prior to the declaration of intent will be added in towards the fulfillment of the declaration of intent. However, no subsequent reduction of the sales charges can be claimed for these shares.

Redemptions that the shareowner makes within the period of 13 months will be deducted from the sum of the purchases for the purpose of determining whether or not the conditions of the declaration of intent have been fulfilled.

If the declaration of intent is not fulfilled within 13 months, a subsequent calculation of the sales charges will be made, in accordance with which a corresponding number of the shares under fiduciary safekeeping will be sold. In case of a sale of all shares or an exchange of all shares into shares in funds of the Luxembourg Templeton Global Strategy Fund, the declaration of intent shall expire and a subsequent calculation of the sales charges shall occur.

PURCHASES AT NET ASSET VALUE

For purchases at net asset value, an additional form must be submitted along with the purchase application, which can be obtained from Franklin Templeton Investment Services GmbH.

For certain purchases, the payment of sales charges (including subsequent sales charges) is waived, if a reinvestment is transacted within 365 days. This waiver currently applies to the following categories:

1) Reinvestments of dividends and price yield distributions from a Franklin Templeton fund, although the reinvestment must be transacted within 365 days after the payment date and this privilege is applicable only with respect to the American Franklin Templeton funds, of which in Austria only the Templeton Growth Fund, and in Germany also the Templeton Growth Fund, is registered for public sale. However, the investment must be made in the same share class.

2) Reinvestments of redemption proceeds from shares in American Franklin Templeton funds, provided that sales charges were originally paid and the reinvestment of the monies is transacted within 365 days. A share exchange is not viewed as a redemption for these purposes. Subsequent sales charges are not waived if subsequent sales charges were due at the time of sale for the shares to be reinvested. For every subsequent sales charge paid in the preceding redemption, shares are credited to the account at the current value in relation to the reinvestment sum; however, a new calculation period will begin. The above rules are not applicable to savings plans.

     If the redemption proceeds were immediately invested in a Certificate of Deposit with a Franklin bank, then they may be reinvested under the aforementioned conditions. The reinvestment must occur within 365 days after the maturity of the Certificate (including any renewals).

3) Reinvestments of dividend and capital gains distributions from real estate investment trusts (REITs) which are sponsored or administered by Franklin Properties, Inc.

4)   American annuity accounts for certain groups.

5)   Certain American pension plans with Franklin Templeton funds.

6) Reinvestments of redemption proceeds from Class A shares of Franklin Global Strategy Funds. Potential subsequent sales charges will not be waived if equivalent fees were payable at the time of purchase on the shares to be reinvested. For every subsequent sales charge paid during the reacquisition in progress, shares are credited to the account at the current value; however, a new calculation period will begin.

7) Redemption proceeds for the reacquisition of shares of a fund not registered in Germany or Austria, under certain conditions.

The following investor groups will not pay sales charges in the purchase of fund shares, although in cases of doubt Franklin Templeton Investment Services GmbH will decide on the applicability of exceptions at its own discretion.

1) Fund shares may be purchased at net asset value from banks and securities service companies with monies for which they possess exclusive and free-handed investment authorizations and which they hold as trustees, agents, advisers, depositary bank, or in similar capacity. Minimum regulations, which can be requested at Franklin Templeton Investment Services GmbH, are applicable to such purchases.

2) Fund shares may also be acquired at asset value by governmental establishments. Such investors should consult with their legal departments in order to determine whether - and to what extent - the shares of the fund represent legally permissible investments, and get in touch with Franklin Templeton Investment Services GmbH for more detailed information.

3) Certain brokers/dealers who have entered into a supplemental agreement with the company's home office on the authority of customers who have claim to discounts.

4)   Governmentally approved dealers or brokers at their own expense.

5) Employees of investment brokers and associated companies and their family members pursuant to the internal regulations of the respective employers.

6) Managing employees, trustees, directors, and full-time employees of the Franklin Templeton Funds or of the Franklin Templeton Group, as well as their family members, pursuant to the respective guidelines in effect.

7) Investment companies which exchange shares or sell assets in connection with a merger, take-over, or exchange offer.

8)   Accounts administered by the Franklin Templeton Group.


9) Certain open investment funds (unit investment trusts) as well as their shareowners who wish to reinvest their fund distributions.

10)  Certain group savings plans which are offered to American retirement plans.

11)  Chilean old-age pension plans which fulfill certain terms and conditions.

12) German insurance companies which publicly sell life and pension insurance policies or fund-related insurance policies in Germany and have entered into a corresponding agreement with Franklin Templeton Investment Services GmbH.

13) Qualified investment advisers who purchase the shares through investment brokers who have entered into an agreement with Franklin Templeton Investment Services GmbH.

Shares may also be purchased at net asset value by participants in certain American old-age pension programs and groups.

Old-age pension programs which do not qualify as such under American regulations are subject to further conditions. The fund can stipulate these further conditions in special agreements with investment brokers.

The investment company reserves the right to discontinue these further conditions in the purchase of shares at any time.

REDEMPTION OF FUND SHARES

The shares shall be reacquired at the reacquisition price if the shareowner sends a request which is "in good order" to the transfer agent. "In good order" means that the reacquisition order must fulfill the following criteria:

1.   The order must be sent in written form to:

     Franklin Templeton Investment Services GmbH
     Postfach 111803, 60053 Frankfurt am Main
     Mainzer Landstrasse 16, 60325 Frankfurt am Main
     Tel.: 0800/0738002 (Germany)
     Tel.: 0660/5911 (Austria)
     Fax: 069/27223141

     which shall forward the order immediately to the transfer agent by electronic means.

2. The signatures of the shareowner(s) to be affixed to the reacquisition order must be identical to the signatures on the investment application form. In order to protect the shareowners, TGSS may insist at its discretion in individual cases on a bank-confirmed signature of the shareowner(s). Shareowners must understand that a reacquisition order already submitted cannot be executed until this/these bank-confirmed signature(s) are received at TGSS.

     In the request, either the number of shares or the USD amount must be stated for which the reacquisition is requested. If a EUR, DM, or ATS amount is stated, then the dollar amount will be calculated based on the exchange rate in effect on the London Currency Market on the date of conversion.

     In the United States, special requirements may apply for signature confirmations, about which information is available from the German service company or the transfer agent.

3. If certificates were issued for the respective shares, then they must be attached to the request form.

4. If the shares for which reacquisition is planned are registered to an estate, a bank, a foundation, a trustee, or a guardian, or to a capital corporation or partnership, documents must be attached which, in the opinion of Franklin Templeton Investment Services GmbH, make apparent the authorization of the signer(s) of the request, and/or which must fulfill all relevant legal regulations. Franklin Templeton Investment Services GmbH will provide more detailed information.

The reacquisition request can also be addressed directly to Franklin Templeton Investor Services, Inc. while maintaining the aforementioned terms and conditions. However, in that case it must be written in English.

The reacquisition price is the net asset value of the shares which is calculated right after the reacquisition order is received in good order by the transfer agent. The payment of the reacquisition price, that is the sending of the reacquisition proceeds, is normally done by check in US dollars within seven days after the receipt of the complete reacquisition order. The check will be sent by airmail to the registered address of the shareowner (or to another address provided by him or her).

However, investors may have the reacquisition proceeds wire-transferred to the bank account named in the account-opening application or the reacquisition order. Investors will incur no charges for this. Since transfers usually cause shorter delays than sending reacquisition proceeds by check, investors are advised to select repayment by wire-transfer.

Please note on the reacquisition order that a disbursement by wire-transfer is desired.

In the case of order placement by fax to Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days on which the net asset value of the fund is calculated, under normal circumstances the reacquisition price is calculated on this day at the close of business on the New York Stock Exchange. However, these orders can only be accepted on German banking days. Nonetheless, the payment will be held back until the original is received by Franklin Templeton Investment Services GmbH.

In Germany and Austria, investors may demand payment through the payment offices in EUR, DEM or ATS for redemption proceeds, distributions, and other monetary payments. In these cases the depositary bank will have the currency exchange and forwarding of the redemption proceeds handled through Chase Manhattan Bank in London.

The Fund may unilaterally reacquire the shares of an investor if the net asset value of these shares is less than USD 500 as long as this is not due to fluctuations in the value of the investor's shares. Moreover, the fund may unilaterally reacquire shares from investors who have neglected to submit to the Fund a certified tax identification number or such other tax certifications as the Fund requires. By means of a reacquisition notice sent by airmail to the registered address of the investor, a date will be provided which shall be no less than 30 days after the date of sending, and the shares will then be reacquired at the net asset value in effect at the close of business on the date mentioned, unless the investor purchases additional shares in order to raise the total value of the account to USD 500 or more and/or provides a certified tax identification number (or other information requested by the Fund). The reacquisition proceeds will be sent to the investor by check to his or her registered address.

WITHDRAWAL PLAN

Shareowners may stipulate a program for systematic withdrawals ("withdrawal plan") and receive regular payments of USD 100 or more from their account monthly, quarterly, semi-annually, or annually. Such a shareowner must maintain fund shares in the Fund with an equivalent value of at least USD 25,000. No service charges are assessed for stipulating or carrying out the plan. The distribution of realized price gains and dividends to the account of the shareowner must be reinvested in additional shares at the net asset value.

The payments are made by reacquiring shares at the asset value of the day in order to make up for the stipulated withdrawals (this day is generally around the 25th of the month). The equivalent value of the withdrawals may be sent according to the investor's choice either in the form of a USD check directly from Franklin Templeton Investor Services, Inc., St. Petersburg, Florida, or as a wire-transfer in EUR or DEM; however, even in this case the withdrawal amount must be stated in USD. If a EUR, DM, or ATS amount is given nonetheless, then the dollar amount of the withdrawal will be calculated based on the exchange rates in effect at the London Currency Exchange at the time of conversion.

Since wire-transfers generally cause shorter delays than sending checks, investors are advised to select payment by wire-transfer. No fees will be charged to investors for this. Please note on the request form that payment by wire-transfer is desired.

The reacquisition of shares may reduce the number of and ultimate use up the shares posted in the shareowner account, if the withdrawals exceed the value of the shares. This can occur especially in the case of a drop in price. If not enough shares are posted on the date of the stipulated distribution, no payment will be made within the scope of the plan, but rather the account will be closed and the remaining balance will be sent to the shareowner in a US check. The payments within the scope of the withdrawal plan may not be viewed as genuine profit or income, because part of the payment may have the character of a refund of the invested capital.

The maintenance of a withdrawal plan with simultaneous purchase of additional fund shares would be disadvantageous because of the sales charges to be paid on additional purchases. Shareowners should not normally make additional investments under USD 5,000 or three times the annual withdrawals.

The withdrawal plan may be canceled by written notice of termination from the shareowner or the Fund, and shall end automatically if all shares are reacquired or withdrawn from the account, or if the Fund is notified of the death or legal incapacitation of the shareowner. As long as a withdrawal plan exists, share certificates cannot be issued.

EXCHANGE PRIVILEGE

Fund shares of the Templeton Growth Fund may be exchanged at no charge for fund shares of other American Franklin Templeton funds whose shares are authorized for public sale in the share owner's country of residence, and the exchange shall be based, namely, on their respective net asset values per share at the time of the exchange. If the shares to be turned in are subject to a subsequent sales charge and the exchange occurs within the calculation period, then the shares in the new fund will now be subject to the subsequent sales charge. If shares in the account from which the exchange is to be made are subject to a subsequent sales charge, then those shares will be exchanged first which are not subject to the charge. If their number is not sufficient, then the shares subject to subsequent sales charge will be exchanged in the order of their purchase.

The request may be made by an informal letter in German to Franklin Templeton Investment Services GmbH.

Exchange operations are subject to the minimum investment terms and conditions of the individual funds, and sales charges are generally not charged, if they were already paid for the original investment, and no higher sales charges are applicable to the new fund.

Shareowners who would like to exchange shares should first request and read the latest prospectus of the fund whose shares they would like to turn in.

Shareowners should also keep in mind that an exchange is legally viewed as a sale and purchase of shares, so that, for example, tax considerations should be kept in mind.

If you (1) apply for an exchange out of the Fund although you only just exchanged into the Fund two weeks before, (2) exchange out of the Fund more than twice in a year, or (3) exchange shares valued at more than USD 5 million or with an equivalent value of more than 1% of the net assets of the Fund, or (4) otherwise place large or frequent exchange orders, then your exchange request may be refused or only partially accepted. Shares which are held or controlled jointly by several shareowners will be added for these purposes. If you exchange shares in the manner described above, then you will be considered a "Market Timer." In the case of exchange orders by Market Timers, if they are accepted they will incur a charge of 5 USD per exchange.

Since disproportionately high share turnover can adversely affect the performance, the business activity, and the shareowners of the Fund, the Fund may refuse any exchange order if the Fund is of the opinion that (1) the Fund is placed at a disadvantage or is no longer able to invest its assets effectively, or (2) the Fund receives or anticipates such a large number of orders at once that they will produce a significant impact on the share price.

The exchange privilege may be canceled or modified with advance notice of 60 days.

The proceeds from the redemption of fund shares are generally not available prior to the 5th business day after the redemption. The funds into which you would like to exchange your shares may postpone the issue of shares based on an exchange until the 5th business day. The redemption of fund shares within the scope of an exchange is carried out at the net asset value calculated at the end of the business day on which the exchange request was received in good order. Please keep in mind that even in the case of exchange requests, Franklin Templeton Investment Services GmbH may, in individual cases at its own discretion, insist on a bank confirmation of the signature(s), and in these cases the exchange request will be processed only after the bank-confirmed signature(s) have been received.

INSTITUTIONAL INVESTORS

For institutional investors there are additional methods for purchasing, redeeming, or exchanging fund shares. Detailed information is available from Franklin Templeton Investment Services GmbH.

ACCOUNT STATEMENTS

The share owner accounts are opened according to the registration instructions of the share owner. Movements in the account, for example additional investments and reinvestments of dividends, are confirmed by regular account statements from Franklin Templeton Investor Services, Inc. Copies of account statements less than three years old will be provided on request at no charge. For copies of account statements dated more than three years prior to the receipt of the request by the transfer agent, a charge of up to USD 15 per account will be assessed.

INVESTMENT GOAL AND INVESTMENT POLICY

The investment goal of the fund is long-term capital growth. This investment goal is a fundamental policy of the Fund that cannot be amended without the consent of the shareowners. The achievement of this investment goal cannot be guaranteed. The realization of income is of secondary importance.

The Fund seeks to achieve its goals through investment in dividend securities and debt instruments of companies and governments of all nations including emerging markets. The Fund primarily invests in dividend securities including ordinary and preferred shares. In addition, it invests in American, European, and global depositary receipts. Irrespective of the particular market situation, the Fund invests on principle up to 25% of its asset values in unrated and rated debt instruments.

The Investment Company is allowed to invest without restriction in American and non-American securities. It is allowed to invest 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. It is allowed to invest up to 5% of its total assets in securities of individual companies or foreign states, not counting US government securities, which may be invested in in any amount.

The Investment Company is allowed to invest in any branch of industry, but it will not concentrate its investments in any one branch of industry (i.e., it will not invest more than 25% of its total assets there). The Investment Company is also allowed to invest up to 15% of its total assets in non-US securities which are not listed on either a recognized US stock exchange or on a non-US stock exchange. Up to 10% of its total assets may be invested in securities for which only a restricted market exists.

DIVIDEND SECURITIES entitle the owner to participate in the operating profits of a company. They encompass ordinary shares, preferred shares, convertible debenture bonds, stock warrants, and comparable rights. The Investment Company primarily invests in ordinary shares.

In the selection of these dividend securities the investment administration company concentrates on the market price of the shares of a company in relation to the long-term profit, asset-value, and cash-flow potential that exists, in its opinion. The historical value measures including the price profit ratio, the profit margins, and the liquidation value are likewise taken into account.

DEPOSITARY RECEIPTS. The Investment Company also invests in American, European, and global depositary receipts. Depositary receipts are certificates that are normally issued by a bank or a trust company and that give the holder the right to receive securities that have been issued by American and other companies.

DEBT INSTRUMENTS represent the obligation of the issuer to pay back a loan, while ordinarily interest must also be paid. Irrespective of the particular market conditions, the Fund on principle invests globally up to 25% of its total assets in debt instruments of companies and governments. Debt instruments include debenture bonds, commercial paper, time deposits, prime banker's acceptances, and structured investments. The investment company may invest both in rated and unrated debt instruments. Independent appraisal agencies rate debt instruments on the basis of their estimation of the financial performance capacity of the issuer. Generally speaking, a lower rating indicates a greater investment risk. The Investment Company is allowed to purchase debt instruments that are rated by Moody's Investor Services, Inc. ("Moody's" at Caa or higher or by the Standard & Poor's Corporation ("S&P") at CCC or higher. It is also allowed to purchase unrated debt instruments that it considers to be of comparable quality.

INVESTMENT TECHNIQUES

The Fund is allowed to use various investment techniques, which are described in detail below. Although these techniques are used by several investment companies and other institutional investors in various markets, the Fund is not currently able, and probably will not be able in the future, to use some of these strategies to a large extent in some markets.

DEFENSIVE INVESTMENTS

If the investment administration company is of the opinion that the securities markets and economic regions are undergoing significant fluctuations or extended downward movements or other unfavorable circumstances, then the assets of the Investment Company may be invested in a defensive manner. Under these conditions, the Investment Company may invest up to 100% of its assets in: (1) securities of the US government, (2) fixed deposits in the currency of any significant country, (3) commercial paper that is rated by S&P as A-1 or by Moddy's as Prime-1, or if unrated, is issued by a company that has outstanding debenture bonds on the date of the investment that are rated by S&P as AAA or AA or by Moody's as Aaa or Aa, and (4) pension operations with banks and securities dealers.

PENSION OPERATIONS

In general and for a number of reasons, among others in order to wait for a purchase opportunity or for defensive purposes, the Fund will keep a portion of its assets in bank balances and similar liquid investments. In order to earn income with this portion of the assets, the Fund may enter into pension operations.

Within the scope of these pension operations, the Fund will agree to buy a debenture bond of the US government from the other party and to sell this security back to the other party within a short period of time (generally less than seven days) at a higher price. The bank or the securities dealer are obligated to transfer to the Fund's depositary bank securities with a minimum market value of 102% of the dollar amount which the Fund invests in each pension operation. The investment administration company will monitor the value of these securities daily to determine that their value is equivalent to or in excess of the buy-back price.



SHARE INDEX OPTIONS

The Fund is allowed to buy and sell sales and purchase options for securities indices with standardized contracts which are traded on national securities exchanges or commodities exchanges or comparable organizations or on the NASDAQ, in order to achieve additional income and/or to safeguard the value of its investments against market and/or exchange rate fluctuations, although it currently has no plans to proceed in this manner. An option on a securities index is an agreement that grants to the buyer of the option in exchange for the premium paid the right to receive a payment from the seller which is equal to the difference between the closing status of the index and the exercise price of the option. The Fund is allowed to purchase options only to the extent that all premiums paid do not exceed 5% of its total assets.

FORWARD EXCHANGE CONTRACTS ON SHARE INDICES

Changes to the interest rates, the securities prices, or the evaluation of non-US currencies may affect the value of the investments of the Fund. Although the Fund has the ability, in order to limit the effect of these factors, to invest 20% of its total assets in forward exchange contracts on share indices traded on a recognized securities or commodities exchange, it currently has no plans to carry out such transactions.

A forward exchange contract on a share index is an agreement to buy or sell units of a share index at a definite, future date at a price already fixed at the time the agreement is concluded. The value of a unit corresponds to the current value of the share index.

LENDING OF SECURITIES OF THE INVESTMENT ASSETS

In order to bring in additional income, the Fund may lend securities of its investment assets to qualified banks and securities dealers. Such lendings may not exceed a maximum of 33 1/3 % of the total assets of the Fund at the time of the last securities lending. For each lending, the Fund must be provided with a security, the value of which must amount to 102% (for loaned securities of American issuers) or 105% (for loaned securities issued outside the United States) of the current market value of the loaned securities.

FUNDAMENTAL INVESTMENT PRINCIPLES AND RESTRICTIONS

The Fund has imposed the following investment restrictions on itself as fundamental principles. These restrictions cannot be changed without the consent of a majority of the securities of the Fund in circulation bearing voting rights. Pursuant to the US Investment Company Act of 1940, this means the consent of (1) more than 50% of the shares of the Fund in circulation or (2) 67% or more of the Fund shares whose owners are present at a general assembly of the share owners, at which more than 50% of the outstanding shares are personally in attendance or represented by a proxy, depending on whichever number is smaller. The Fund shall attempt to achieve its goal of long-term capital growth through a flexible policy of investment in securities and debt instruments of companies and governments of other countries. Although the Fund primarily invests in ordinary shares, it may also invest in preferred shares and some debt instruments, appraised or unappraised, as well as convertible bonds and bonds that are sold at a discount.

If the market or economic conditions require it, in the view of the investment administrator, the Fund may invest for short-term defensive purposes without limitation in US government debt instruments, time deposits in the currencies of any significant nation, and in commercial paper that meets the quality classification as presented under "Defensive Investments". In addition, Canadian or US government securities may be purchased from banks or securities dealers with a simultaneous contract obliging the seller to buy them back within no more than seven days at the original sale price plus accrued interest. However, the Fund is not allowed to invest more than 10% of its total assets in securities with a limited market.

The Fund is prohibited from:

1. investing in real estate or mortgage liens (but the Fund is allowed to invest in market-listed securities that are secured by real estate or shares in real estate, or that were issued by companies or investment companies that invest in real estate or participations in real estate); investing in participations (except for debt instruments or "equity stock interests") in exploration or development programs for the production of oil, gas, or other natural resources; purchasing or selling commodity forward contracts, except for forward contracts on share indices; or - as a business policy approved by the administrative board - investing in closed investment companies.

2. purchasing or holding securities of a company in which administrative board members or senior managers of the Fund or of its investment administrator individually hold more than 0.5% or cumulatively hold more than 5% of the securities of this company.

3. purchasing more than 10% of a class of securities of one company, including more than 10% of its shares in circulation bearing voting rights, or investment in a company in order to exercise controlling rights or management duties.

4. acting as a securities issuer; issuing privileged securities; purchasing on a margin basis or undertaking short sales; entering into, buying or selling puts, calls, straddles, or spreads (however, the Fund may make premium payments in connection with forward contracts on share indices and options on securities indices, as well as their purchase and sale).

5. granting loans, with the exception of a tranche of publicly offered obligations, debenture bonds, promises of payment and other debt instruments; however, the Fund is allowed to purchase Canadian and US government securities with simultaneous agreement by the seller to buy them back within up to seven days at the original purchase price plus accrued interest.

6. accepting outside funds unless it is done in order to reacquire or purchase its shares for the purpose of collection, and even then only as a temporary measure and only up to 5% of the value of its total assets; encumbrance of its assets except as security for a temporary acceptance of outside funds, and even then only if 10% of its total assets are not exceeded and the administrative board provides its consent by a resolution. (Within the scope of this restriction, security agreements for margin payments on share index forward contracts are not viewed as a pledge of asset items.)

7. investing more than 5% of its total assets in securities of issuers who have pursued their business for less than three years running.

8. investing more than 5% of its total assets in subscription rights, regardless of whether they are listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange, while the subscription rights not listed on these stock exchanges may not exceed 2% of its total assets. However, subscription rights which are purchased in so-called "units" or which are part of the underlying security do not fall under these restrictions. This restriction is also not effective for options on securities indices.

9. investing more than 15% of its total assets in securities of foreign issuers that are not listed on an officially recognized stock exchange of the United States or abroad; this also includes that 10% of the total assets (inclduing subscription rights) that may be invested in securities with narrow markets. The securities portfolio of the Fund may contain the last-mentioned securities to an extent that may diminish the constant saleability of these securities; in that case the Fund might not be able to sell its holdings in such securities at the current market rate.

10.  investing more than 25% of its total assets in a single branch of industry.

11. investing in "letter stocks" (shares that can be issued only on the basis of a "special letter" from the US Securities and Exchange Commission) or in securities for which sales restrictions exists based on a take-over agreement.

12. participating in a general deposit with joint or joint and several liability.

The Fund may also be subject to additional investment restrictions imposed on it by non-US governments in which its shares are sold.

Currently, the Fund has imposed on itself a further investment restriction, which however may be modified further without the consent of the share owners. The Fund may not invest more than 5% of its total assets in unrated securities (rated by Moody's at under Baa or by S&P at under BBB).

In the event of a bankruptcy or other extraordinary circumstances affecting a certain security held by the Fund, the Fund may receive shares, real estate, or other investments that the Fund would not have been able or willing to purchase. In such a case, the Fund will sell the respective investment as quickly as the interest of the investors allows.

In principle, the investment policy and restrictions are applicable when the Fund makes an investment. In most cases, the Fund is not obligated to sell a security because circumstances have changed and the security no longer fulfills the investment policy or restrictions.

If the percentage limit or restriction is met at the time of the respective investment, then the later rise or reduction of the percentage shall not mean shall not be deemed a violation of previous restriction or limit, if it is attributable to a change in value or liquidity of the investment assets of the Fund.

None of the provisions contained in the chapters "Investment Policy" or "Investment Restrictions" (except for investment restrictions 9 and 10) shall prevent the Fund from purchasing securities based on subscription rights that the Fund receives from issuers of a security included in its portfolio at the time (as long as such a purchase would not conflict with the status of the Fund as a diversified investment company pursuant to the Investment Company Act of
1940).

RISKS

GENERAL RISKS
--------------
The shareowners should keep sight of the fact that all investments entail risk and that no guarantee can be provided that the investment goals of the Fund will be achieved. The Fund will endeavor to reduce investment risks by the distribution of its investments, but the possibility of loss of the investment remains. As with any investment in securities, the value and income of the Fund's investments may rise or fall depending on a variety of factors, and thus the value of the shares will also change. In this way, the shareowner participates in the fluctuations in the value of the securities belonging to the Fund assets.

Finally, the exchange rate of the US dollar to the EUR has been subject in the past to major fluctuations and can therefore markedly influence the investment result. The Fund is not conceived of as a complete investment program for the entire assets of an investor.

RISKS OF INVESTMENT IN SECURITIES
---------------------------------
Securities of companies and government domiciled outside the United States may bring risks which increase the Fund's risk of loss. fluctuations of the securities markets in countries in which the Fund is invested may diminish the value of the Fund's investments that are traded in these countries. Likewise, these fluctuations may diminish the share price and investment performance of the Fund.

The political, economic, and social structures of some countries in which the Fund invests can be considerably less stable and more subject to fluctuation than those of the United States of America. The risk of investment in such countries includes the possibility that currency controls will be introduced, expropriations will occur, or limitations with respect to the transfer of currencies or other investments. Investments might be nationalized or punitive taxation might be imposed.

The investments of the Fund in emerging or developing countries are subject to all of the risks of foreign investment, and beyond that they have higher risks resulting from inadequate legal, political, economic, and social framework conditions of these securities markets. Non-US securities markets, including emerging markets, have significantly less trading volume than the markets in the United States, which results in a lower liquidity and higher volatility than is the case in the United States. Short-term volatility can carry with it a decline of more than 50% in these markets.

MARKET, CURRENCY, AND INTEREST-RATE RISKS
------------------------------------------
General market developments in each country in which the Fund has invested may potentially diminish the value of the securities belonging to the Fund in the respective country, and may also diminish the value of the fund shares in the Fund. Many investments of the Fund are denominated in non-US currencies, so that changes in the exchange rate of these currencies to the US dollar may affect the value of the investments of the Fund and therefore also the price of the fund shares. Devaluations of a currency by the government of a country or a banking regulator has [sic], moreover, significant effects on the value of securities denominated in these currencies. Currency markets are fundamentally not as regulated as share markets.

To the extent that the Fund holds debt instruments, changes in the interest rates in the respective countries in which the Fund has invested will affect the value of the fund assets and thus the value of the price of the fund shares. A rise in interest rates, which often occurs in times of inflation or a growing economy, will likely reduce the nominal value of the debt instruments, which will have a negative influence on the value of the fund shares. In addition, it must be kept in mind that individual and global share markets, interest rates, and exchange rates have been subject in the past to sometimes dramatic fluctuations. These fluctuations will probably appear in the future as well at unexpected times.

CREDIT, ISSUER, AND LIQUIDITY RISK
-----------------------------------
The investments of the Fund in debt instruments are subject to credit risks. That is the risk that the issuer of a debt instrument is not able to make interest payments and to repay the loan in a timely fashion, and the debt instrument can therefore come into default.

The Fund can invest up to 10% of its total assets in overdue debt instruments. The purchase of overdue debt instruments leads to considerable additional risks such as the loss of the entire investment, if the issuer is unable to restructure or reorganize the interest payment and repayment of the capital.

The fund is allowed to invest up to 10% of its total assets in securities with a restricted market. This restricted market can be based on political or economic conditions. Reduced liquidity has adverse effects on the market prices and the ability of the Fund to sell securities in order to maintain the liquidity of the Fund. Reduced liquidity for securities of a secondary market makes it more difficult for the Fund to obtain a correct market appraisal based on current trading, for the evaluation of the portfolio.

RISKS OF INVESTMENT IN SECURITIES OF NON-US COMPANIES AND GOVERNMENTS
---------------------------------------------------------------------
The Fund has the right to purchase securities in any developed or less developed country, as long as they are listed on a stock exchange, and the unrestricted right to purchase non-listed securities. Investors should carefully consider the considerable risks associated with investment in securities of non-US companies and governments and which are added onto the usual risks associated with investments within the United States.

In many countries, less information about issuers is available to the public, than is the case for companies in the United States.

For non-US companies, generally uniform balance sheet accounting, auditing and accounting rules are not always applicable, and the practices and conditions for auditing are not always comparable to those that apply for companies in the United States. Therefore, the Fund could have difficulty obtaining price quotations for the purpose of evaluating its investment assets and calculating the net asset value. The securities markets of many countries in which the Fund is allowed to invest may also be smaller and less liquid and subject to greater price fluctuations than those in the United States.

Foreign securities markets, trading systems, securities dealers and companies are generally subject to less state supervision and regulations than in the United States. Therefore, the Fund may experience greater difficulties in the exercise of voting rights and other shareholder rights. Even the lodging of appeals and obtaining of court decisions in non-US courts in relation to non-US investments can be burdened with greater difficulties than would be the case in the courts of the United States.

Although the fund is allowed to invest up to 15% of its total assets in non-listed, non-US securities, including 10% of its total assets in securities with a restricted market, the administration company is of the opinion that these securities with their restricted tradeability do not represent a significant liquidity problem. The commission rates, which outside the United States are sometimes fixed rates and not negotiated as in the United States, will probably be higher. In many countries there is less state supervision and regulation of business and industry practices, securities exchanges, brokers, and registered companies than in the United States.

Investments in companies which have their registered office in developing countries are subject to potentially greater risks than investments in developed countries. These risks include (1) less political, social, and economic stability; (2) the currently smaller size of the markets for these securities and the currently small or non-existent trade volume, which carries with it a lack of liquidity and a greater price fluctuations; (3) a national policy that may limit the Fund's investment opportunities, including restrictions on investments in issuers or industries which are considered important for national interests; (4) taxation; (5) the absence of developed legal structures for private or foreign investments or of legal remedies in case of infringements on private property; (6) the complete absence, until recently, of a capital market structure or market-oriented economy in certain eastern European countries; (7) the possibility that economic developments in eastern Europe, which recently were favorable, could slow down or reverse themselves in these countries due to unexpected political or social events.

In addition, many countries in which the Fund is allowed to invest have for many years had high and in some periods extremely high inflation rates. Inflation and rapid fluctuations in inflation rates have had negative effects on the economies of certain countries, and may continue to have these effects. In addition, the economies of some developing countries may differ positively or negatively from the US economy in terms of aspects such as the increase in GDP, the inflation rate, loss in value of curency, reinvestment of capital, self-sufficiency of resources, and balance of payments.

Investments in eastern European countries are associated with risks of nationalization, expropriation, or confiscatory taxation. The Communist governments of a number of eastern European countries expropriated great private assets in the past - in many cases without appropriate indemnification - and there is no guarantee that such expropriations will not occur any more in the future. In the event of such an expropriation, the Fund could lose a significant portion of the investments that it has made in the respective countries. In addition, there are no standards for accounting in eastern European countries. Finally, it should be said that even if certain eastern European currencies could be converted to USD, the exchange rates do not reflect the actual market value and would be unfavorable for the shareowners of the Fund.

Investment in Russian companies carries a large degree of risk and makes it necessary to give special consideration which is normally not associated with investment in US securities markets, and these investments are to be viewed as highly speculative. These risks include: (a) delays in the settlement of portfolio transactions and the risk of loss due to the Russian system of share registration and safekeeping; (b) the risk that under certain circumstances it might be impossible or more difficult than in other countries to obtain and/or enforce a court judgment; (c) the pervasiveness of corruption and crime in the Russian economic system; (d) fluctuations in the exchange rate and the lack of currency rate hedging instruments; (e) higher inflation rates (including the risk of social unrest during periods of hyperinflation); (f) controls of foreign investments and local practices that disadvantage foreign investors, restrictions on the repatriation of the invested capital, gains, and dividends, as well as the ability of the Fund to exchange local currencies for USD; (g) the risk that the Russian government or other bodies in the executive or legislative branches could resolve no longer to support the economic reform programs introduced after the dissolution of the Soviet Union, but rather to set off in a radically different political and/or economic direction to the detriment of the investors, including a policy which is not market-oriented and which promotes certain economic sectors at the expense of other sectors or of the investors, or the return to the planned economy which existed before the dissolution of the Soviet Union; (h) the risk of investment in securities which are considerably less liquid and in issuers which have significantly less market capitalization than securities and issuers in developed markets; (i) the difficulty in obtaining accurate market evaluations for many Russian securities, which is due in part to the restricted public availability of information; (j) the financial situation of Russian companies including the companies' high indebtedness to one another, which can lead to a payment crisis at the national level; (k) the dependence on exports with the corresponding significance of international trade; (l) the risk that the Russian tax system will not be reformed so that non-uniform, retroactive, and/or extremely high taxes are demanded; and (m) potential difficulties in identifying the purchasers of securities which are counted among the assets of the Fund, because of the underdeveloped character of the securities markets; (n) the possibility that future laws will restrict the scope of foreign investments in certain industries, which would reduce the investment opportunities in Russia; (o) the risk that future laws will give Russian courts the sole jurisdiction over particular legal disputes between foreign investors and the Russian government, so that such legal disputes could not be settled before an internationally recognized arbitration court of a third-party country; (p) the difficulty of obtaining information about the financial position of Russian issuers in view of the different publicity obligations and auditing standards for Russian companies.

There is little historical data about Russian securities markets, because they are relatively new and a large portion of the securities transactions in Russia are processed privately outside the stock exchanges. Because of the recent formation of the securities markets and the underdeveloped condition of the banking and telecommunications systems, there are considerable risks for the settlement, charging, and registration of securities transactions. The ownership of shares (except for shares kept safe in safekeeping offices that fulfill the provisions of the 1940 Act) results from the entries in the share register of the company and is normally documented by excerpts from the share register or by formal share certificates. However, there is no central registration system for shareholders; these services are provided by the companies themselves or by registration offices scattered across Russia. These registration offices are not necessarily subject to effective government oversight, and it is possible that the Fund could lose its registration through fraud, negligence, or simple error. Either by its own effort or through a depositary bank or other agent who will inspect the share register, or by requesting share register excerpts, the Fund will endeavor to ensure that its participations remain properly registered, but such excerpts can be legally sued for, and it is possible that subsequent illegal changes or other fraudulent actions rob the Fund of its ownership rights or dilute its interests. Moreover, while the valid Russian regulations indeed hold the registration offices liable for losses caused by their errors, it may be difficult for the Fund to enforce its rights against the registration office or the issuer of the securities if the share registration is lost. Although a public business enterprise in Russia with more than 500 shareholders is legally required to convey the management of its share register to an independent body which fulfills certain criteria, this regulation has not always been strictly followed in practice. Because of this lack of independence, the management of a company may exercise considerable influence on who may buy and sell the shares of the company, in that it may illegally instruct the registration office to refuse to register transactions in the share register. This practice may prevent the Fund from investing in securities of particular Russian companies which the investment administration company considers suitable. In addition, this could have the consequence that the sale of securities of Russian companies by the Fund is delayed if a particular buyer is viewed as unwelcome, which could cause the Fund to suffer potential losses from the investment.

The administration company of the Fund shall endeavor to buy and sell currencies under the best possible conditions. There may be a certain spread in exchange rates (as a processing fee), especially when the Fund shifts its investments from one country to another or uses the proceeds from the issue of fund shares in USD to purchase securities outside the United States. Measures may also occur in some countries which interfere with the Fund's transferring cash out of these countries, and portions of the interest and dividend income may be withheld at the source. There is a possibility of trading interruptions in national stock exchanges, expropriation, nationalization, or confiscatory taxation, taxation of income not earned in the United States, or other taxes which are assessed on securities outside the United States, the initiation of currency controls (by which currency transfers out of a particular country may be suspended), a payment default in the case of non-US government securities, political or social instability or diplomatic developments which may have an effect on the investment in securities of non-US issuers.

Fluctuations in the exchange rates for the currencies of different countries, currency control regulations, and economic and political developments may have negative or positive consequences for the Fund. A few of the countries in which the Fund is allowed to invest have fixed or managed exchange rates that do not float freely vis-a-vis the USD. Furthermore, it might be that some of these currencies are not traded internationally.

Some of these currencies have steadily lost value compared to the USD. Such losses in value in currencies in which securities of the Fund are denominated have a negative impact on the Fund. The administration company shall endeavor, through the flexible investment policy of the Fund, to avoid negative effects and to exploit advantageous developments in certain countries in which monies of the Fund are invested.

Within the scope of this flexible investment policy, it may be resolved to purchase securities with significant risk characteristics, and it may be resolved to shift the emphasis from investment in one country to another or from one type of security to another. Some of these decisions may later prove to be profitable, and for others this will not be the case. It cannot be guaranteed that any possible profits will exceed losses.

DESCRIPTION OF INVESTMENT OPERATIONS AND ASSOCIATED RISKS

DEBT INSTRUMENTS
-------------------
The market value of the debt instruments fluctuates in general with changes in the interest rates and the financial position of the individual issuers. In times of falling interest rates, the value of the debt instruments will increase in general. In times of rising interest rates, on the other hand, the value of the debt instruments will generally fall. These changes in the market value are reflected in the net asset value of the Fund.

Debenture bonds which are rated by Moody's at Caa have little creditworthiness. Such securities can come into payment default or the portion of capital or interest not repaid can turn out to be higher. Debenture bonds which are rated by S&P at CCC are considered speculative all in all. These securities will possess certain quality and protection characteristics, but these are outweighed by far by the great uncertainties or higher risks which can arise under unfavorable conditions.

Although they can offer higher returns than more highly-rated securities, low-rated or unrated debt instruments are generally associated with greater price fluctuations and risks for the capital sum and the income, which also includes the possibility that the issuers of these securities may come into payment default or bankruptcy. In addition, the Fund is allowed to invest up to 10% of its total assets in overdue debt instruments. The purchase of overdue debt instruments carries risks such as the possibility of a total loss of the investment, in the event that the issuer does not resume payments of interest and principal to the holders.

In addition, the markets in which low-rated or unrated debt instruments are traded are more narrow than those in which the more highly-rated securities are traded. The existence of narrow markets for certain securities can restrict the ability of the Fund to sell the securities at a reasonable price, either in order to fulfill reacquisition requests or to react to certain economic events, such as the deterioration of the creditworthiness of the issuer. A reduced liquidity of the secondary markets for certain low-rated or even unrated debt instruments can also make it difficult for the Fund to obtain precise market rates for the purpose of evaluation the Fund's portfolio. The market rates of many low-rated or even unrated securities are generally obtainable from only a limited number of dealers and may not necessarily represent firm offers by these dealers or the current sales prices.

Negative publicity and the perceptions of investors may reduce the value and liquidity of low-rated instruments regardless of whether they are based on thorough analysis or not, especially in a market in which there is very little activity. The analysis of the creditworthiness of the issuers of low-rated debt instruments may be more complicated than in the case of issuers of more highly-rated securities, and, depending on the scope of investments in low-rated debt instruments, the opportunities of the Fund to achieve its investment goal may be more reliant on an analysis of their creditworthiness than would be the case in the Fund were to invest in more highly-rated securities.

Low-rated debt instruments may be more sensitive to actual or supposed economic and competitive conditions than is the case with first-class investment securities. It has been found that the prices of low-rated debt instruments react less sensitively to interest rates fluctuations that more highly-rated investment securities, but more sensitively to an economic downturn or to individual corporate developments. If an economic downturn or a period of rising interest rates is anticipated, this may lead, for example, to a price drop of the low-rated debt instruments, because the onset of a recession reduces the ability of companies with lots of outside capital to pay the capital amounts and interest on their debt instruments. If the issuer of low-rated debt instruments comes into payment default, the Fund may incur additional costs when it wants to regain its money.

The Fund may separate out interest on high-interest-bearing debenture bonds which are structured as zero-coupon bonds or "pay-in-kind" securities, and post it as profits, even if it does not receive cash payments until the maturity date or payment date of the security. In order to qualify for the more favorable tax treatment which tax-favored investment companies enjoy, the Fund must essentially distribute the entirety of its gains to the share owners (see "Supplemental Information on Distributions and Taxes"). Thus it may happen that the Fund must sell its portfolio securities under unfavorable conditions in order to get hold of liquid funds to comply with the distribution regulation.

REPURCHASE AGREEMENTS
----------------------
Repurchase agreements are contracts in which the buyer of a security undertakes along with the purchase to sell the security back to the seller at a contractually stipulated price on a contractually stipulated date. Within the scope of a repurchase agreement, the seller is obligated to set aside the value of the securities falling under the buy-back arrangement, which cannot be less than the buy-back price. Templeton Global Advisors Limited will monitor the value of these securities daily to determine whether their value is equivalent to or in excess of the buy-back price. Repurchase agreements may be associated with risks if the bank or the securities dealer comes into payment default or becomes insolvent. The Fund could be subjected to delays or restrictions in its attempt to sell the underlying securities. The Fund will enter into buy-back arrangements only with parties which meet the criteria for creditworthiness which the Board of Directors of the Fund has set up, such as banks or securities dealers for which, according to the determinations of Templeton Global Advisors Limited, no serious risk exists that they will become involved in a bankruptcy proceeding within the period of time over which the buy-back arrangement extends.

LOANS OF SECURITIES OF THE INVESTMENT ASSETS
---------------------------------------------
The Fund is permitted to lend to banks and securities dealers securities from its investment assets with a total market value of up to one-third of its total assets. Such loans must be secured by collateral (comprised of a combination of cash, US government securities or irrevocable letters of credit), in an amount which (based on a daily revaluation) is equivalent to 102% or 105% of the current market value of the loaned securities. The Fund shall collect all or part of the interest that accrues from the investment of the cash serving as collateral, or it shall receive a fee from the borrower. In addition, the Fund shall receive distributions paid on the loaned securities. The Fund may terminate the lendings at any time and demand the return of the loaned securities within the usual settlement period for the respective securities. Wherever the voting rights associated with the securities are transferred along with the lending of the securities, the investment administration company intends to demand voting rights proxies for the loaned securities or other customary and legally enforceable means to obtain the voting rights, if the investment administration company has knowledge that in its opinion a material event will affect the loaned securities, or the investment administration company believes that it is necessary to vote. Just as with other grants of credit, however, the risks of a payment default or even the loss of claims to the collateral exist in the event of non-fulfillment or insolvency by the borrower. The Fund will lend its securities only to parties that meet the standards of creditworthiness established by the Board of Directors, for example banks and securities dealers for which the investment administration company has determined that there is currently no serious risk of bankruptcy within the period of time planned for the loan.

STRUCTURED INVESTMENTS
-----------------------
The issuers of debt instruments in which the Fund is allowed to invest include corporations which are founded and operated for the sole purpose of structuring the investment properties of various securities. These corporations are normally established by investment banking firms which receive fees in connection with the establishment of such corporations and the placement of their securities. This kind of restructuring encompasses the deposit of certain debt instruments with a corporation, which consists of a capital company or a trust, or their sale by the corporation and the issuing of one or more classes of securities (structured investments) by this corporation, which are covered by the underlying debt instruments or represent participations in them. The cash flow from the underlying debt instruments may be allocated to the newly issued, structured investments in order to create securities with various investment characteristics such as different terms, payment priorities, or interest rates. The scope of the payments which are made toward structured investments depends on the scope of the cash flow from the underlying debt instruments. Since structured investments of the type in which the Fund is planning to invest normally do not involve credit rating scales, the credit rating risk is generally that of the underlying debt instrument.

The Fund is allowed to invest in a class of structured investments which is or is not subordinated to the payment claim of another class. Subordinate structured investments normally bring higher returns and involve greater risks than non-subordinate structured investments. Although a purchase of subordinate structured investments by the Fund would have similar economic effects to the assumption of a loan on the underlying debt instruments, the purchase is not considered to be the assumption of a loan for the purposes of the restrictions which exist regarding the scope of the fund assets which can be used for the assumption of loans.

FORWARD EXCHANGE CONTRACTS ON SHARE INDICES
--------------------------------------------
The investment policy of the Fund also allows it to buy and sell forward exchange contracts on share indices, in particular in the case of share indices which are traded on a recognized securities or commodities exchange, and up to a total amount that does not exceed 20% of the total assets of the Fund at the time at which the contracts are entered into. The successful use of forward exchange contracts on share indices is dependent on the ability of Templeton Global Advisers Limited to correctly predict developments in the share markets. No guarantee can be provided that their assessment in this regard will always be correct.

A forward exchange contract on a share index is an agreement concerning the purchase or sale of units of a share index at a definite future date and at a price stipulated at the conclusion of the agreement. The value of a unit is the current value of the share index. For example, Standard & Poor's 500 Stock Index (the "S&P 500 Index") is comprised of 500 selected ordinary shares, most of which are listed on the New York Stock Exchange. The S&P 500 Index is weighted according to the respective value of these 500 ordinary shares included in the index, and the index fluctuates with changes in the daily rates of these ordinary shares. In the case of the S&P 500 Index, the contracts are for the purchase or sale of 500 units. Thus if the value of the S&P 500 Index stands at USD 150, then the value of a contract is USD 75,000 (500 units x 150 USD). The forward exchange contract on the share index implies that an actual delivery of the shares contained in the index will not take place. Rather, at the end of the contract, the account will be settled in cash. What is settled is the difference between the contract rate and the actual status of the share index at the expiration of the agreement. For example, if the Fund enters into a forward exchange contract for the purchase of 500 units of the S&P 500 Index at a definite future date at a contract price of USD 150 and the S&P 500 Index on that future date stands at USD 154, the Fund will gain USD 2,000 (500 units x 4 USD gain). If the Fund enters into a forward exchange contract for the sale of 500 units of the S&P 500 Index on a definite future date at a contract price of USD 150 and the S&P 500 Index on that future date stands at USD 154, the Fund will lose USD 2,000 (500 units x 4 USD loss).

During or in anticipation of a period of price increases, the Fund may enter into a "long hedge" (forward purchase hedge operation) for shares which it would like to bring into its portfolio, by buying forward exchange contracts on share indices in order to reduce the effective price at which it purchases these shares. As long as the value of the securities that the Fund is thinking of purchasing develops in correlation with the share index to which the contract relates, the purchase of the forward exchange contracts on the respective index would produce profits for the Fund, which would offset the rising price of the ordinary shares.

During or in anticipation of a period of price reduction, or if such a period is expected, the Fund can safeguard (hedge) the ordinary shares in its portfolio by hedging, that is, by selling forward exchange contracts on share indices in order to limit the risk to its portfolio from falling prices. To the extent that the value of the portfolio securities of the Fund develops in correlation with a certain share index, the sale of forward exchange contracts on the respective share index can significantly reduce the risk that the price drop brings with it for the securities portfolio, and thus offer an alternative to liquidating portfolio security items and the associated transaction costs.

The parties to a forward exchange contract on an index must deposit a starting margin in order to provide security for the fulfillment of the contract, and this margin presently lies between 1.5% and 5% of the amount of the contract. The rules about the starting margin are set by the stock exchanges on which the forward exchange contracts are traded. There are also rules about follow-up payments if the value of the forward exchange contracts fluctuates.

If the Fund buys a forward exchange contract on a share index, then a cash sum, US government securities, or other highly liquid debt instruments equivalent to the market value of the contract must be deposited to a separate account at the depositary bank of the Fund. For the sale of a forward exchange contract on a share index, the Fund shall maintain at its depositary bank liquid funds that, together with the sums deposited with a futures commission agent or broker as an initial deposit, are equal to the market value of the securities on which the contract is based. Alternatively, the Fund can "cover" its position by maintaining a portfolio whose volatility essentially matches that of the index on which the forward exchange contract is based, or by holding a call option that enables the Fund to buy the same forward exchange contract at a price that is no higher than the contract price subscribed by the Fund (or at a higher price if the difference is held in the form of liquid funds at a depositary bank of the Fund).

SHARE INDEX OPTIONS
---------------------
Although the Fund is allowed to buy and sell put and call options on securities indices with standardized contracts that are traded on national securities exchanges, commodities exchanges, or similar institutions, or that are listed on the NASDAQ (National Association of Securities Dealers Automated Quotations System), in order to achieve additional income and/or to safeguard its portfolio against market or exchange rate fluctuations, it currently has no plans to enter into such agreements. An option on a securities index is an agreement granting the buyer, in exchange for the paid premium, the option to receive a payment from the seller of the option which is equal to the difference between the final status of the index and the exercise price of the option, expressed in dollars and multiplied by a certain multiplier for the index option. An index is set up in such a way that it reflects certain facets of a certain financial or securities market, a certain group of financial titles or securities, or certain indicators.

The Fund is permitted to subscribe call and put options only if they are "covered". A call option on an index is covered if the Fund maintains liquid or cash-like funds at its depositary bank in the amount of the contract value. A call option is also covered if the Fund holds a call option on the same index as the sold call option and the exercise price of the held call option (i) is equal to or lower than the exercise price of the sold call option, or (ii) higher than the exercise price of the sold call option, provided that the Fund maintains the difference in liquid or cash-like funds in a separate account at its depositary bank. A put option on an index is covered if the Fund maintains liquid or cash-like funds in the amount of the exercise price in a separate account at its depositary bank. A put option is also covered if the Fund holds a put option on the same index as the sold put option and the exercise price of the held put option (i) is equal to or higher than the exercise price of the sold put option, or (ii) lower than the exercise price of the sold put option, as long as the Fund maintains the difference in liquid or cash-like funds in a separate account at its depositary bank.

If an option sold by the Fund expires, then the Fund shall realize a gain in the amount of the premium that it received upon sale of the option. However, if the Fund does not exercise an option it has purchased, then the Fund will realize a loss in the amount of the premium it has paid.

An option can be cleared even before its exercise or expiration by an opposing purchase or sale of an option of the same series (type, stock exchange, index, exercise price, and expiration date). However, it cannot be guaranteed that an opposing purchase or sale operation can be transacted when the Fund wishes.

Derivative securities are those whose value depends on the development of one or more securities or investments or indices, in contrast to regular shares whose value depends on the business activity of the issuer. Forward exchange contracts on share indices and share index options are derivative investments. To the extent that the Fund enters into these transactions, their success depends on the ability of the administration company to forecast market movements.

Some risks that forward exchange transactions on share indices entail relate to the ability of the Fund to reduce or eliminate its forward exchange positions, which depends on the liquidity of the secondary markets for such forward exchange transactions. The Fund's intention is to buy and sell forward exchange contracts only on stock exchanges in which there is an active secondary market, but it cannot be guaranteed that a liquid secondary market will exist for a specific contract or at a specific point in time. The utilization of forward exchange contracts on share indices for hedging can therefore entail risks that the price developments in the forward exchange contracts of share indices, on the one hand, and the price developments in the securities included in the hedge transaction or of the underlying share index, on the other hand, do not exactly match up. The successful use of forward exchange contracts on share indices for safeguarding purposes depends on the ability of the investment administrator to correctly forecast the direction of movement in the market, and no guarantee of this can be provided.

Various risks are also associated with options dealings and securities indices. For example, there are significant divergences between securities and options markets that entail an incomplete correlation between these markets and may have the result that a particular operation fails to achieve its goal. The decision when and how options should be used requires great skill and judgment, and even a carefully considered operation may terminate rather unsuccessfully because of market behavior or unexpected events. It cannot be guaranteed that a liquid market will exist when the Fund wishes to clear an option position. If the Fund is not in a position to clear an option on a share index it has purchased, it must exercise the option in order to achieve a gain, because otherwise the option will expire. If trading with an option purchased by the Fund is suspended, it will not be in a position to clear the option. If restrictions regarding the exercise are introduced, the Fund may find itself unable to exercise an option it has purchased. If a call option on an index sold by the Fund is not covered by an option on the same index purchased by the Fund, price movements of the index may produce a loss for the Fund. Such losses may be mitigated, however, by changes in value of the Fund's securities that occur while the option is open.

GENERAL INFORMATION

INQUIRIES

Please address inquiries to:

Franklin Templeton Investment Services GmbH
Postfach 111803, 60053 Frankfurt am Main
Mainzer Landstrasse 16, 60325 Frankfurt am Main
Tel.: 0800/0738002 (Germany)
       0660/5911 (Austria)
Fax: 069/27223120


INVESTMENT ADMINISTRATION COMPANY

The investment administration company of the Fund is Templeton Global Advisors Limited
Lyford Cay
PO Box N-7776
Nassau, Bahamas

The investment administration company, a joint-stock corporation with shareholder equity of USD 463,673,628 as of 9/30/1999, is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a market-listed company doing business through its subsidiaries in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are the major shareholders in Resources.

Templeton Global Advisors Limited administers the assets of the Fund and makes the investment decisions. Its activities are reviewed and monitored by the Board of Directors. For the protection of the Fund, the investment administration company as well as its senior executives, members of its Board of Directors, and its employees are covered by commercial insurance. The investment administration company also offers similar services to other funds.

Templeton Global Advisors Limited and the companies associated with it administer a total of more than USD 223 billion. The Templeton organization has made global capital investments since 1940. The investment administration company and the companies associated with it have branch offices in Argentina, Australia, the Bahamas, Canada, France, Germany, Great Britain, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, Taiwan, the United States, and Vietnam.

Templeton's analysts use a disciplined, long-term approach with value-oriented global and international capital investments. Securities are sought out for the fund assets on the basis of a thorough analysis of the companies. For different assets and customers, numerous different selection methods are used, and many of these are changed and improved in that the investment administrator develops further refined selection methods.

Since June 1987, Mark G. Holowesko has been the head portfolio manager of the Fund. Mr. Holowesko is the president of Templeton Global Advisors Limited. He completed his studies in economics at Holy Cross College with a B.A. and at Babson College with an M.B.A. He is a certified financial analyst, a government-certified investment adviser, and a founding member and director of the International Society of Financial Analysts (ISFA). Before he came to the Templeton organization in 1985, Mr. Holowesko worked at Roy West Trust Corporation (Bahamas) Limited as an investment administrator. His responsibilities at Roy West included the administration of escrow and private accounts and the analysis of global share markets. Mr. Holowesko is responsible for coordinating the global share analysis and investment administration of the Templeton Global Equity Group and he also administers several open-end investment funds.

Richard Sean Farrington is a senior vice president of Templeton Global Advisors Limited and he too holds inportant investment administration responsibilities with the Fund. He is an accredited financial analyst and is currently the president of the Bahamas Society of Financial Analysts and a member of the board of the the International Society of Financial Analysts. Mr. Farrington has been with the Franklin Templeton Group since 1991 and has worked as a manager of the Fund since 1996. Mr. Farrington's responsibilities include global analysis of the electronics industry and of non-US power suppliers. His regional responsibilty extends to Hong Kong, China, and Taiwan.

Christopher A. Maura has been a portfolio manager of Global Advisors since 1999. He has been with the Franklin Templeton Group since 1993.

INVESTMENT ADMINISTRATION AGREEMENT
The investment administration agreement provides that the investment administration company shall only then be liable to the Fund or to the share owners of the Fund for losses if intentionally culpable action, bad faith, or gross neglect of its obligations within the scope of the investment administration agreement exists. The investment administration agreement shall end automatically in the event that it is assigned, and may be terminated at any time with observance of a 60 day notice period without payment of a contractual penalty, if the majority of the administrative board members of the Fund then holding office or the majority of the fund shares in circulation (as defined in the Investment Companies Act of 1940) have agreed to it.

CONSULTING FEE
The Fund shall pay to the investment administration company as compensation for its services a monthly fee, which shall be equal on an annual basis to 0.75% of the of the first USD 200,000,000 of its average daily net assets; the fee shall be reduced to 0.675% of the net assets in excess of USD 200,000,000, and again to 0.60% of the net assets in excess of USD 1,300,000,000.

DESCRIPTION OF SHARES/SHARE CERTIFICATES

Shares of the respective classes represent a proportionate participation in the assets of the Fund; with respect to matters affecting the Fund overall, they have the same voting rights and other rights and privileges as the shares of every other class. About issues that affect one class exclusively, only share owners in the affected class may cast votes. Every class will vote separately about issues (1) which exclusively affect their class, (2) about which separate voting must take place pursuant to German federal law, and (3) about which separate voting must take place pursuant to the 1940 Act.

The Fund has a non-cumulative voting right. That means that the owners of more than 50% of the shares participating in a vote are able to elect of all administrative members [sic]. In that event, the owners of the remaining shares with voting rights will not be able to appoint an administrative board member.

The Fund usually does not issue certificates for purchased shares. Share certificates representing full shares (but no fractions of shares) will be issued only at the express request of the share owner, which must be sent in writing to the transfer agent. No charge is assessed for the issue of a certificate for all or some of the shares acquired with a single order. However, it should be kept in mind that the replacement of lost or destroyed certificates will be possible only in exchange for the purchase of an insurance policy, for which the share owner must generally pay a premium in the amount of 2% or more of the certificates to be replaced.

SHARE OWNER MEETINGS

The Fund is not required by law to hold annual general meetings of the share owners, so that it is allowed to forego these. The Fund will convene extraordinary general meetings of the share owners if it is requested to do so by share owners holding at least 10% of the fund shares in circulation. Moreover, the Fund is obligated to assist in the communication among share owners in connection with the convening of share owner meetings in which voting is to take place about the recall of members of the Board of Directors.

DISTRIBUTIONS

The distributions of the Fund are comprised of income dividends and distributions of realized price gains. The Fund generally earns income in the form of dividends, interest, and other income from its investments. This income less the operating expenses of the Fund represent its net income from asset investments, from which income dividends may be distributed. Therefore, the amount of the dividends distributed per share may fluctuate in every distribution. In addition, the Fund may achieve price gains or losses in connection with the sale or other disposition in connection with the securities among its investment assets.

The distributions are normally paid in October and (if necessary) in December, and represent the entirety, or basically the entirety, of the net income of the Fund from financial investments and the net realized price gains. The Fund does not pay "interest" and does not guarantee a particular return on the invested capital.

Before the purchase of fund shares, the effect of the dividends or realized price gains which are ascertained but not yet paid should be carefully weighed. Dividends or realized price gains, which are distributed after a share owner has purchased shares shortly before the closing date, reduce the net asset value of the shares by the sum of the dividends or distribution. The entirety or a portion of such dividends or distributions are subject in general to taxation although they represent in effect a capital repayment. You have the following options for receiving distributions from the Fund.

1.   Purchase of additional shares in the Templeton Growth Fund.
     You can purchase additional fund shares (namely, without the assessment of sales charges or subsequent sales charges) by reinvesting the distributed price gains, dividend distributions or both. In Germany, shares in the Templeton Global Smaller Companies Fund can also be purchased under the same conditions.

2.   Distributions by USD check or in cash.
     You can receive price gain and dividend distributions in the form of a USD check or by cash payment from one of the payment offices, with the exception of Chase Manhattan Bank AG.

In order to select one of these options, please fill out the enclosed request form or inform your investment broker which option you have decided in favor of. If we do not receive instructions from you, we will reinvest the dividend and price gain distributions automatically in shares of the Fund.

Checks in USD are sent by airmail to the registered address. The amounts of checks which have not been accepted by the recipient and which have been returned to the Fund will be reinvested for the account of the share owner at the net asset value which is calculated next after the receipt of the check by the transfer agent, in full shares or fractions. Later distributions will be automatically invested in additional full or fractional shares at the net asset value of the day on which the reduction in dividends is undertaken.

DEPOSITARY BANK

The Chase Manhattan Bank
Metro Tech Center
Brooklyn, New York 11245, USA

functions as the depositary bank for the asset items of the Fund, which are kept safe at the headquarters of the depositary bank and at its branch offices and agencies throughout the world. The depositary bank has entered into agreements with non-US sub-depositary banks, to which the administrative board has given its consent pursuant to Rule 17f-5 of the 1940 Act. The depositary bank, its branch offices, and the sub-depositary banks within the United States - and often outside the United States - will not generally keep the certificates of the securities deposited with them but rather they will maintain bookkeeping records with US and non-US securities deposits, which in turn will maintain bookkeeping records with the transfer agents of the securities issuers. The depositary bank makes no decisions regarding which investments will be made.

The shareholder equity of the depositary bank as of 12/31/1999 was about USD
18.93 billion.

The depositary bank shall receive the following annual custodial fees for its services:

CANADIAN AND US SECURITIES:

0.02%   calculated on values of USD 1 billion
0.0175% on values of USD 1 billion to USD 2 billion
0.015%  from USD 2 billion to USD 5 billion
0.0125% on values beyond that

FOREIGN (NON-US) SECURITIES:
0.08%  on values up to USD 1 billion
0.07%  on values over USD 1 billion

SECURITIES OF EMERGING MARKETS:
0.03% (Mexico) - 0.05% (other countries)

CASH MANAGEMENT FEE:
USD 10,000

In addition, the depositary bank will receive a reimbursement for its expenses. These fees will be subject to periodic reviews by the contract parties.

MANAGEMENT COMPANY

Franklin Templeton Service, Inc.
500 East Broward Boulevard
Fort Lauderdale, Florida 33394-3091

is a wholly-owned subsidiary of Franklin Resources, Inc. It makes certain administrative systems and services available to the Fund, which have included paying the salaries of executive officers, establishing and maintaining books and records, preparing tax declarations and financial reports, and it checks to make sure that the regulations of monitoring agencies are observed. For its services, the management company receives an annual fee in the amount of 0.15% of the average daily net assets of the Fund up to USD 200 million, 0.135% of the average daily net assets from USD 200 million to USD 700 million, 0.10% of the average daily net assets from USD 700 million to USD 1.2 billion, and 0.075% of the average daily net assets over USD 1.2 billion.

The shareholder equity of Franklin Templeton Services, Inc. on September 30, 1999 was USD 20,327.


FUND MANAGEMENT

The Fund's business is managed by the Board of Directors. The Board of Directors appoints the executive officers of the Fund, who are responsible for day-to-day business. The Board of Directors ensures that no conflicts between the various classes of shares arise. In that type of unexpected event the Board of Directors would immediately take appropriate steps to eliminate such conflict.

Following are the names, addresses, major activities over the past five years, and additional data regarding the members of the Board of Directors and the most important executive officers of the Fund:

HARRIS J. ASHTON
191 CLAPBOARD
RIDGE ROAD
GREENWICH , CT 06830
AGE 67
MEMBER OF THE BOARD OF DIRECTORS

Member of the Board of Directors of RBC Holdings (USA) Inc. (a bank holding corporation) and Bar-S Foods (a meat-packing company); Member of the Board of Directors or Trustee of 47 Investment Companies of the Franklin Templeton Group of Funds; formerly Chairman of the Board, President, and Chief Executive Officer of the General Host Corporation (day-care centers and workmen training facilities) (until 1998).

NICHOLAS F. BRADY *
16 NORTH WASHINGTON STREET
EASTON, MARYLAND
AGE 69
MEMBER OF THE BOARD OF DIRECTORS

Chairman of Templeton Emerging Markets Investment Trust PLC, of Darby Overseas Investments, Ltd. and of Darby Emergin market LDC (investment firms), (from 1994 to present); Member of the Board of Directors of the Templeton Global Strategy Funds of Amerada Hess Corporation (exploration and refining of natural gas), Christiana Companies Inc. (operating and investment company), and the H.J. Heinz Company (processing of food and related products); former Secretary of the United States Treasury Department (1988-1993) and Chairman of the Board of Directors of Dillon, Read & Co., Inc. (an investment bank) prior to 1988; Member of the Board of Directors or Trustee of 19 investment companies in the Franklin Templeton Group of Funds;.

S. JOSEPH FORTUNATO
PARK AVENUE AT MORRIS COUNTY
P.O. BOX 1945
MORRISTOWN, NJ 07962-1945
AGE 67
MEMBER OF THE BOARD OF DIRECTORS

Member of the legal firm of Pitney, Hardin, Kipp & Szuch; Member of the Board of Directors or Trustee of 49 investment companies of the Franklin Templeton Group of Funds.

JOHN. WM. GALBRAITH
360 CENTRAL AVENUE
SUITE 1300
ST. PETERSBURG, FL 33701
AGE 78
MEMBER OF THE BOARD OF DIRECTORS

President of Galbraith Properties, Inc. (an investment company for private clients); Member emeritus of the Board of Directors of Gulf West Banks, Inc. (a bank holding company) (from 1995 to present); former Member of the Board of Directors of the Mercantile Bank (1991-1995); Vice Chairman of Templeton, Galbraith & Hansberger Ltd. (1986-1992); Chairman of Templeton Funds Management, Inc. (1974-1991); Member of the Board of Directors or Trustee of 18 investment companies of the Franklin Templeton Group of Funds.

ANDREW H. HINES, JR.
ONE PROGRESS PLAZA, SUITE 290
ST. PETERSBURG, FL 33701
AGE 76
MEMBER OF THE BOARD OF DIRECTORS

Advisor to the Triangle Consulting Group; Executive-in-Residence of Eckerd College (from 1991 to present); former Chairman and Member of the Board of Directors of the Precise Power Corporation (from 1990-1997); Member of the Board of Directors of Checkers Drive-In Restaurant, Inc. (from 1994-1997); Chairman of the Board of Directors and Chief Executive Officer of the Florida Progress Corporation (holding company in the energy sector) (1982-1990) and Member of the Board of Directors of several of its subsidiaries; Member of the Board of Directors or Trustee of 20 investment companies of the Franklin Templeton Group of Funds;.

CHARLES B. JOHNSON *
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
AGE 66
MEMBER OF THE BOARD OF DIRECTORS AND VICE PRESIDENT

Chairman of the Board of Directors, President, Chief Executive Officer, Member of the Chairman's Office, and Member of the Board of Directors of Franklin Resources, Inc.; Chairman of the Board of Directors and Member of the Board of Directors of Franklin Advisers, Inc. and of Franklin Investment Advisory Services Inc.; Vice President of Franklin Templeton Distributors, Inc.; Member of the Board of Directors of Franklin Templeton Investor Services, Inc. and Franklin Templeton Services; Executive officer and/or Member of the Board of Directors or Trustee of most other subsidiaries of Franklin Resources, Inc. and of 48 investment companies of the Franklin Templeton Group of Funds.

BETTY P. KRAHMER
2201 KENTMERE PARKWAY
WILMINGTON, DE 19806
AGE 70
MEMBER OF THE BOARD OF DIRECTORS

Member of the Board of Directors or Trustee of various citizens' groups; former economic analyst for the United States government; Member of the Board of Directors or Trustee of 19 investment companies of the Franklin Templeton Group of Funds.

GORDON S. MACKLIN
8212 BURNING TREE ROAD
BETHESDA, MD 20817
AGE 71
MEMBER OF THE BOARD OF DIRECTORS

Member of the Board of Directors of Fund American Enterprises Holdings, Inc., Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab Inc. (space flight services) and Real 3D (software); Member of the Board of Directors or Trustee of 47 investment companies of the Franklin Templeton Group of Funds; former Chairman of the White River Corporation (financial services) and of the Hambrecht and Quist Group (investment bank); President of the National Association of Securities Dealers, Inc.

FRED R. MILLSAPS
2665 NE 37TH DRIVE
FORT LAUDERDALE, FL 33308
AGE 70
MEMBER OF THE BOARD OF DIRECTORS

Manager of the Private Client Investments Department (from 1978 to date); Member of the Board of Directors of several companies and organizations of a non-business nature; former Chairman and Chief Executive Officer of the Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of the Federal Reserve Bank of Atlanta (1958-1965); Member of the Board of Directors or Trustee of 20 investment companies of the Franklin Templeton Group of Funds.

MARK G. HOLOWESKO
LYFORD CAY
NASSAU, BAHAMAS
AGE 39
PRESIDENT

President of Templeton Global Advisors Limited; Chief Investment Officer for the Global Equity Group; Executive Vice President and Member of the Board of Directors of Templeton Worldwide, Inc.; former Investment Manager of the Roy West Trust Corporation (Bahamas) Limited (1984-1985); Executive officer of 19 investment companies of the Franklin Templeton Group of Funds.

RUPERT H. JOHNSON, JR.
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
AGE 59
VICE PRESIDENT

Vice Chairman, Member of the Chairman's Office and Member of the Board of Directors of Franklin Resources, Inc.; Executive Vice President and Member of the Board of Directors of Franklin Templeton Distributors, Inc.; Member of the Board of Directors of Franklin Advisers, Inc. and Franklin Investment Advisory Services Inc.; Senior Vice President of Franklin Advisory Services LLC; Member of the Board of Directors of Franklin Templeton Investor Services, Inc.; Executive officer and/or Member of the Board of Directors or Trustee of most other subsidiaries of Franklin Resources, Inc. and of 51 investment companies of the Franklin Templeton Group of Funds.

HARMON E. BURNS
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
AGE 54
MEMBER OF THE BOARD OF DIRECTORS AND VICE PRESIDENT

Vice Chairman, Member of the Office of Chairman and Member of the Board of Directors of Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services Inc.; Executive Vice President of Franklin Advisers, Inc.; Member of the Board of Directors of Franklin Investment Advisory Services Inc. and Franklin Templeton Investor Services, Inc.; Executive officer and/or Member of the Board of Directors or Trustee of most of the other subsidiaries of Franklin Resources, Inc. and of 51 investment companies of the Franklin Templeton Group of Funds.

CHARLES E. JOHNSON
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
AGE 43
PRESIDENT

President  and  Member  of the  President's  Office  and Board of  Directors  of
Franklin Resources, Inc.; Senior Vice President of Franklin Templeton Distributors, Inc.; President and Member of the Board of Directors of Templeton Worldwide, Inc.; Chairman and Member of the Board of Directors of Templeton
Investment Counsel, Inc.; President of Franklin Advisers Inc. and Franklin Investment Advisory Services Inc.; Executive Officer and/or Member of the Board of Directors of other subsidiaries of Franklin Resources, Inc.; Executive Officer and/or member of the Board of Directors or Trustee of 32 investment companies of the Franklin Templeton Group of Funds.

DEBORAH R. GATZEK
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
AGE 51
VICE PRESIDENT

Senior Vice President and General Counsel of Franklin Resources, Inc.; Senior Vice President of Franklin Templeton Services Inc. and of Franklin Templeton Distributors, Inc.; Executive Vice President of Franklin Advisers, Inc.; Vice President of Franklin Advisory Services LLC and Franklin Mutual Advisers LLC; Vice President and Head of Legal Department and Chief Operating Officer of Franklin Investment Advisory Services, Inc.; Executive Officer of 52 investment companies of the Franklin Templeton Group of Funds.

MARTIN L. FLANAGAN
777 MARINERS ISLAND BLVD.
SAN MATEO, CA 94404
AGE 39
VICE PRESIDENT

President and Member of the Office of the President of Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer, and Member of the Board of Directors of Franklin Templeton Investor Services Inc. and Franklin Mutual Advisers LLC; Chief Financial Officer, Member of the Board of Directors, and Executive Vice President of Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer, and Member of the Board of Directors of Templeton Investment Counsel Inc.; Executive Vice President and Chief Financial Officer of Franklin Advisers Inc.; Chief Financial Officer of Franklin Advisory Services LLC and Franklin Investment Advisory Services, Inc.; President and Member of the Board of Directors of Franklin Templeton Services Inc.; Executive Officer and/or Member of the Board of Directors of several subsidiaries of Franklin Resources, Inc.; Executive Officer and/or Member of the Board of Directors or Trustee of 51 investment companies of the Franklin Templeton Group of Funds.

JOHN R. KAY
500 EAST BROWARD BLVD.
FORT LAUDERDALE, FL 33394
AGE 59
VICE PRESIDENT

Vice President of Templeton Worldwide, Inc.; Deputy Vice President of Franklin Templeton Distributors, Inc.; former Vice President and Controller of the Keystone Group, Inc.; Executive officer of 24 investment companies of the Franklin Templeton Group of Funds.

ELIZABETH M. KNOBLOCK
500 EAST BROWARD BLVD.
FORT LAUDERDALE, FL  33394
AGE 44
VICE PRESIDENT - COMPLIANCE

General Counsel, Company Secretary and Senior Vice President of the Templeton Investment Counsel, Inc.; Senior Vice President of Templeton Global Investment Counsel, Inc.; Senior Vice President of Templeton Global Investors, Inc.; former Vice President and Associate General Counsel of Kidder Peabody & Co. Inc.
(1989-1990); Assistant General Counsel of Gruntal & Co., Inc. (1988); Vice President and Associate General Counsel of Shearson Lehman Hutton Inc. (1988); Vice President and Assistant General Counsel of E.F. Hutton & Co. Inc. (1986-1988); Special Advisor to the Investment Management Department of the Securities and Exchange Commission (1984-1986); Executive officer of 23 investment companies of the Franklin Templeton Group of Funds.

JAMES R. BAIO
500 EAST BROWARD BLVD.
FORT LAUDERDALE, FL  33394
AGE 45
TREASURER

Auditor; Senior Vice President of Templeton Worldwide, Inc., Templeton Global Investors Inc. and Templeton Funds Trust Company; former Senior Tax Advisor at Ernst & Young (Auditor, 1977-1989); Executive officer of 23 investment companies of the Franklin Templeton Group of Funds.

BARBARA J. GREEN
500 EAST BROWARD BLVD.
FORT LAUDERDALE, FL  33394
AGE 52
SECRETARY

Senior Vice President of Templeton Worldwide, Inc. and Templeton Global Investor Inc.; former Deputy Director of the Investment Management Department, First Assistant and Senior Advisor to the Chairman, Legal Advisor to the Chairman, Special and Legal Advisor to the US Securities and Exchange Commission (1986-1995); Attorney-at-Law at Rogers & Wells; Senior Court Officer at the U.
S. District Court (District of Massachusetts); Executive officer of 19 investment companies of the Franklin Templeton Group of Funds.

* THESE MEMBERS ARE "CO-INTERESTED PARTIES" IN THE FUND, AS DEFINED BY THE SATE SECURITIES LAWS. THE STATUS OF MR. BRADY AS CO-INTERESTED PARTY RESULTS FROM HIS BUSINESS ASSOCIATION WITH FRANKLIN RESOURCES INC. AND TEMPLETON GLOBAL ADVISORS LIMITED. MR. BRADY AND FRANKLIN RESOURCES INC. ARE BOTH LIMITED LIABILITY
PARTNERS OF THE LIMITED PARTNERSHIP DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY INCORPORATED DARBY OVERSEAS IN FEBRUARY 1994 AND IS THE CHAIRMAN AND STOCKHOLDER OF THE GENERAL PARTNER OF DARBY OVERSEAS. ADDITIONALLY, DARBY OVERSEAS AND TEMPLETON GLOBAL ADVISORS LIMITED ARE LIMITED LIABILITY PARTNERS IN THE LIMITED PARTNERSHIP DARBY EMERGING MARKETS FUNDS, L.P.

NOTE: CHARLES B. JOHNSON AND RUPERT H. JOHNSON JR. ARE BROTHERS, AND THE FATHER AND UNCLE OF CHARLES E. JOHNSON.

The Fund currently pays non-associated Members of the Board of Directors and Mr. Brady an annual compensation of USD 12,000 and a fee of USD 900 for every meeting of the Board of Directors that they attend. Members of the Board of Directors attending the meetings of the Auditors Committee for the Fund and other funds in the Franklin Templeton Group shall receive a proportionate lump sum fee of USD 2,000 for every meeting of the Auditors Committee, corresponding to the proportion for the Fund, butnot if themeeting is held on the same day as a Board of Directors meeting. Non-associated Members of the Board of Directors may also collect fees for service for their activities for other funds of the Franklin Templeton Group.

NET ASSET VALUE

CALCULATION OF NET ASSET VALUE
The net asset value of each class of shares in the Fund is calculated at the close of business (usually 4:00 p.m., New York time) every day on which the New York Stock Exchange is open for business, in that the value of the securities assets of the Fund plus the liquid funds and other asset items (including accumulated interest and dividend claims) and less all liabilities (including deferred costs) is divided by the number of shares in circulation and rounded up or down to the nearest whole cent. In determining the total net assets of the Fund, cash and accounts receivable are estimated at their realizable sum. Interest is posted as accumulated interest and dividends on the date of listing ex dividends.

In determining the total net assets of the Fund, cash and accounts receivable are estimated at their realizable sum. Interest is posted as accumulated interest and dividends on the date of listing ex dividends. Portfolio securities which are quote [sic] on a securities exchange or on the NASDAQ National Market System - and for which quotations are easily available - are appraised at the last quoted sales price of the day, or if no sales were reported, between the last quoted bid and asked prices. Portfolio securities traded over the counter are estimated between the last quoted bid and asked prices. Portfolio securities which are traded both over the counter and in stock exchanges are appraised in conformity with the broadest and most representative market, the TGAL.

Securities trading in European and East Asian stock exchanges and over-the-counter markets is usually concluded before the NYSE closes, on every day on which it is open. Trading in European and East Asian markets does not occur in general, or in one or more countries, on every business day of the NYSE. Furthermore, in various foreign markets trading occurs even on days which are not business days for the NYSE and on which the net asset value of each class is not calculated. Thus the calculation of the net asset value of each class does not occur at the same time as the determination of the prices of various portfolio securities which go into the calculation, and when events occur which significantly affect the value of these foreign securities, these securities are estimated at their reasonable value determined by management and approved on good faith by the Board of Directors.

In general, trading in industrial bonds, US government securities, and money market securities ends every day at various times prior to the fixed close of business of the NYSE. The value of these securities, which is used to calculated the net asset value of every class, is determined at these times. Occasionally, events may occur between the times at which the value of these securities is determined and the fixed close of business of the NYSE, which affect the value of these securities and which have not been taken into account in the calculation of the net asset value of each class. If events occur during this time span which significantly affect the value of these securities, then the securities will be estimated at their reasonable value which is set in good faith by the Board of Directors.

Other securities for which quotations are easily available are appraised at their current market value, which can be obtained from an appraisal service and is based on a number of factors, including the most recent trading, the size of the institutional trading in comparable kinds of securities (taking into account the returns, risks, and terms), and or developments in connection with special issues. Securities and other asset items, the current market value of which is not easily available, are estimated at their reasonable value determined according to procedures approved by the Board of Directors. With the consent of the Board of Directors, the Fund is allowed to use an appraisal service, a bank, or securities dealers to fulfill the functions described above.

The outlays of the Fund are borne by the share classes in proportion to the respective number of shares of a class that are issued, while each class of shares bears only the costs of the sales service plan in effect for it. The allocation of the net assets likewise occurs in proportion to the issued shares.

SUSPENSION OF CALCULATION OF NET ASSET VALUE
The Board of Directors may establish procedures according to which the Fund shall suspend the determination of the asset value for the entirety or for some of the time periods in which (1) the New York Stock Exchange is closed outside the normal weekends and holidays, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists which has the consequence that the sale of securities of the Fund is practically impossible or that it is practically impossible for the Fund to reasonably determine the value of its net assets, or
(4) during other periods which the Securities and Exchange Commission may determine for the protection of the share owners of the Fund. For as long as the calculation of the net asset value is suspended, the Fund will not undertake any issue, reacquisition, or exchange of its shares.

REPRESENTATIVES

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
---------------------------------------------------
Dr. Carl Graf Hardenberg
Attorney-at-Law
Klein Fontenay 1
20354 Hamburg

functions as the representative of the Fund in Germany pursuant to ss. 6 of the Foreign Investment Act.

The representative represents the Fund in court and out of court. He is deemed authorized to receive documents intended for the investment administration company and the main sales company.

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA
------------------------------------------
Creditanstalt AG
Schottengasse 6
A-1010 Vienna

functions as the representative of the Fund in Austria.

The representative represents the Fund in court and out of court. He is deemed authorized to receive documents intended for the investment administration company and the main sales company.

For complaints against the Fund, the administration company, or the main sales company, which are related to the sale of shares in the Republic of Austria, the courts of the Vienna have jurisdiction.

TAX INFORMATION

SHARE OWNERS ARE NOTIFIED THAT THE PRESENTATION OF TAXATION IN THIS CHAPTER IS BASED ON KNOWLEDGE AS OF APRIL 3, 2000. ALTHOUGH THE FUND AND FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH HANDLE THE TAX-RELATED ISSUES WITH THE GREATEST CARE, BECAUSE OF THE CHANGES IN TAX LAWS WHICH OCCUR IN SHORTER AND SHORTER INTERVALS AND THE UNCERTAINTY OF A DIVERGENT INTERPRETATION BY TAX AUTHORITIES, NO WARRANTY CAN BE OFFERED FOR THE FACT THAT THE TAX AUTHORITIES WILL ACKNOWLEDGE THE ACCURACY OF THE PUBLISHED FIGURES. THE TYPE OF TAXATION AND THE AMOUNT OF THE TAXABLE INCOME ARE DETERMINED WITH BINDING EFFECT BY THE FEDERAL OFFICE OF FINANCES. SHARE OWNERS ARE ADVISED TO CONTACT THEIR TAX CONSULTANT WITH REGARD TO THEIR PERSONAL TAX SITUATION.

TAXATION IN THE UNITED STATES
US Income Tax: The Fund intends on principle to pay out dividends at least once per year which will be essentially equivalent to all of its net investment proceeds. These include, among other things, dividends, interest, and short-term net sales gains, to the extent that they exceed the long-term net sales losses. In addition, there is an intention to distribute the realized sales gains at least once per year. By these means, and in that the Fund observes certain diversification requirements and other specifications of the Internal Revenue Service Code of 1986, the Fund intends to be classified annually as a "regulated investment company." This status of the Fund will not lead to government monitoring of the management or of the investment policy. As a "regulated investment company" the fund is generally exempt from US federal income tax insofar as the net investment proceeds and the net sales gains are distributed to the share owners. The distributions are subject to US federal income tax to the extent that they flow to American taxpayers.

US Withholding Tax: Pursuant to Article 10 of the Convention between the Federal Republic of Germany and the United States of America to Avoid Double Taxation in the Area of Taxes on Income as amended on 8/21/1991, the American government assesses a withholding tax in the amount of 15% on distributions of dividends, interest, and short-term gains of the Fund from persons with residence in the Federal Republic of Germany. Distributions of long-term realized price gains are not subjected to withholding tax.

US Punitive Tax: Distributions and the proceeds from redemptions of fund shares paid to natural persons and other taxable recipients are subject to a punitive tax by the US federal government in the amount of 31% if the American tax identification number of the share owner or the W-8 declaration to the effect that the share owner is not subject to this tax have not been sent to the Fund. The W-8 declaration is included in the request form and currently must be renewed every three years.

US Inheritance Tax: Pursuant to Article 9 of the Convention dated 12/3/1990 between the Federal Republic of Germany and the United States of America to Avoid Double Taxation in the Area of Inheritance and Gift Taxes, shares in the Fund are not subject to American taxation to the extent that they are part of the estate or a gift of a person with residence in the Federal Republic of Germany.

The Fund could be forced to demand from the heirs a transfer form or comparable documents issued by the US Internal Revenue Service, which release the Fund from liability for inheritance taxes which might be incurred under certain circumstances. A transfer form of the Internal Revenue Service is always needed when the gross assets located in the US of a deceased share owner amount to at least USD 60,000.00. In the case of gross assets located in the US with a lower value, the Fund can demand a corresponding sworn declaration.

TAXATION IN GERMANY
The Fund will make the tax-related information required by ss. 17 Paragraph 3 No. 2 of the Foreign Investment Act known to the share owners for every distribution and for income equivalent to distributions by no later than three months after the end of the financial year of the Fund, and will document it to the tax authorities. The Fund shall also publish on every stock exchange day its interim gains and the income equivalent to distributions, pursuant to ss. 17 Paragraph 3 No. 3 of the Foreign Investment Act.

Therefore, in the legal opinion of the Fund, share owners in Germany are liable for income tax pursuant to ss. 17 of the Foreign Investment Act exclusively for distributed and retained interest and dividend income and gains from option trading of the Fund, while it makes no difference whether the income is paid out or reinvested automatically in new fund shares.

The distributed or retained price gains achieved by the Fund from the sale of securities and subscription rights to shares of capital corporations are always tax-free, unless the price gains are deemed as operating income of the taxpayer.

The deduction of that portion of the 15% US withholding tax, which has been withheld because of interest and dividends, from the German income tax payable occurs pursuant to ss. 19 of the Foreign Investment Act and to the regulations of the Income Tax Code.

If share owners have their fund shares kept or administered by a domestic credit institution, then that domestic credit institution shall be obligated in the case of distributions of interest or dividend income to withhold an interest rebate tax in the amount currently of 30% (35% in the case of index operations), in each case with the addition of the solidarity surcharge (currently 5.5%), even if namely the distribution is automatically reinvested in new fund shares. If at a particular point in time the Fund distributes only a portion of the interest and dividend income achieved to that point, then the domestic credit institution would have to calculate and pay the interest rebate tax on the entire earnings of the Fund.

The interest rebate tax is not incurred, on the other hand, if a share owner administers his or her fund shares by him or herself and receives the distribution payments directly from the Fund or through the German payment office.

In the event of the redemption, exchange, or other transfers of rights to fund shares (sales operations), private share owners must pay taxes only on the interim gain achieved. The interim gain is defined in ss. 17 Paragraph 2a of the Foreign Investment Act with reference to ss. 20 Paragraph 1 No. 7 and Paragraph 2 and ss. 23 Paragraph 1 Sentence 1 No. 4, Paragraph 2 and Paragraph 3 of the Income Tax Code, and can be described in a simplified manner as that portion of the net asset value of a fund share which results from interest realized by the Fund and analogous income and accumulated claims on this income as well as from gains from option trading, although dividend income is not counted as part of the interim gains.

If the redemption of fund shares is processed via a domestic credit institute, then the latter is obligated to withhold the interest rebate tax on the interim gain.

Moreover, the gains achieved in sales operations are tax-free for private share owners to the extent that the fund shares are held beyond the speculative period of 12 months.

In the draft of a tax relief law 1999/2000/2002, it is provided among other things that the sales gains achieved in a securities fund within one year with individual asset items should be taxable and subjected to distribution/retention of the interest rebate tax. This may lead to the fact that investors would have to pay taxes on gains which were achieved at a point in time when they were not yet in possession of the corresponding investment fund shares.

TAXATION IN AUSTRIA
In Austria, Austrian investors are subject in principle to the following taxation on their shares:

In Austria, ss.ss. 40 and 42 of the Investment Fund Act (InvFG) are applicable. Accordingly, all distributions actually made on the shares, as well as the interest, dividends, and other income collected by the company and not used to cover costs or distribution, are taxable capital gains as so-called income equivalent to distribution within the meaning of ss. 42 of the Investment Fund Act.

To the extent that there are no actual distributions, the Company's income equivalent to distributions shall be considered as distributed in accordance with the share by no later than 4 months after the end of the Fund's fiscal year. Distributed income or income equivalent to distributions from capital gains shall be excluded from the estimate in the case of a private investor if they are documented and the shares are publicly sold domestically. The income equivalent to distribution shall be documented by an appointed domestic representative to the tax authorities. If documentation is not provided, then the income equivalent to distribution shall be deemed to be the actual distributions as well as 90% of the difference between the first and last reacquisition price established in the calendar year, and at least 10% of the last reacquisition price established in the calendar year. In the case of sales before the end of a year, a private shareowner may choose between two different methods of calculating the basis for tax assessment in the year of the sale:

1. The basis for tax assessment is the increase in value of the shares to be sold from the start of the applicable financial year of the respective portfolio. There is, however, a minimum amount of tax assessment basis, which is calculated as follows: 0.8% of the sale proceeds multiplied by the number of months between the start of the respective portfolio's fiscal year and the sale date.

2. Alternatively, private investors may select as a tax assessment basis an interim profit that the respective portfolio has accumulated from the start of the fiscal year up to the sale date. The interim profit shall include all income of the portfolio with the exception of capital gains.

If the reacquisition of the shares occurs within the speculation period of, currently, one year, then a speculation profit may exist, which is fully taxable.

For foreign funds not subject to EC Guideline No. 85/611 EEC dated 12/20/1985, the general tax exemption for capital gains in private assets was restricted under certain conditions on 1/1/1999. If proof cannot be provided by the foreign fund company that, based on the management of the fund assets, the achievement of capital gains through the acquisition and sale of economic goods (in particular, securities) within the speculation period pursuant to ss. 30 of the Income Tax Code, currently one year, represents only a subordinated, ancillary purpose, then for income from capital assets a lump sum of 20% of the capital gains shall be deemed taxable income.

Based on the Tax Reform Act of 2000, the tax treatment of Austrian investors has been changed as follows: To the extent that the acquisition of shares occurs after 9/30/2001, generally even for private investors, 20% of the distributed income or income equivalent to distribution from capital gains is subject to taxation (exception: capital gains for claims securities). In addition, the speculation period for shares acquired after 9/30/2001 shall be extended to two years (the effectiveness of the respective provisions was postponed by an order of the Federal Minister of Finances to September 30, 2001).

In addition, as of this date a special speculation tax in the amount of 25% will be directly withheld by banks and deposit managing offices in Austria. The special rules described above for foreign funds not subject to EC Guideline No. 85/611 dated 12/20/1985 will not apply in that case.

Investors are strongly advised to contact their tax advisers regarding the effects on their individual tax situation, particularly in view of the Tax Reform of 2000.

Templeton Growth Fund, Inc. has appointed a domestic representative and intends to provide all required documentation. However, no liability can be assumed for the occurrence of a particular taxation on the income and profits from the Fund. A binding determination of taxable amounts will be made by the Federal Ministry of Finances.

Investors are strongly advised to contact a tax adviser regarding the effects on their individual tax situation.

TRANSFER AGENT

Franklin Templeton Investor Services, Inc.
100 Fountain Parkway,
St. Petersburg, Florida 33733-8030

functions as the transfer agent of the Fund. The services of the transfer agent include the posting of purchases, transfers and reacquisition requests, the payment of dividends, realized price gains, and reinvested monies, as well as routine communication with the share owners. The transfer agent will receive from the Fund an annual fee of USD 15.02 per share owner account plus its cash outlays; this fee will be adjusted every year to the consumer price index of the Department of Labor.

The shareholder equity of Franklin Templeton Investor Services, Inc. was USD 453,942,593 as of 9/30/1999.


INDEPENDENT FINANCIAL STATEMENT AUDITORS

The auditing firm of
PricewaterhouseCoopers, LLP
1177 Avenue of the Americas
New York, New York 10036

functions as the financial statement auditor of the Fund. Their financial statement auditing services extend to the auditing of the financial statements of the Fund and of the documents which the Fund must submit to the US Securities and Exchange Commission and the US Internal Revenue Service.

PUBLICATIONS

PUBLICATION OF PRICE

The issue and reacquisition prices are published daily in the following media, among others:

Frankfurter  Allgemeine  Zeitung,   Handelsblatt,   Borsen-Zeitung,   Die  Welt,
Stuttgarter Zeitung, Suddeutsche Zeitung, Der Standard (Austria), Internet: http://www.templeton.de, ARD/ZDF Videotext page 438 and following.

SEMI-ANNUAL AND ANNUAL REPORTS

The financial year of the Fund ends on August 31. The share owners will receive reports at least semi-annually which will include the securities inventories of the Fund and additional information. The annual report will be audited by independent financial statement auditors.

SALES SERVICE PLAN

The Fund has approved a sales service plan for the fund shares pursuant to Rule 12b-1 of the US Investment Companies Act of 1940, within the scope of which it is allowed to reimburse the main sales company for the costs and expenditures of activities which are primarily directed toward the brokering of the fund shares. The sales service fee to be paid by the Fund within the scope of the plan may not exceed 0.25% annually of the average daily net assets of the Class A shares of the Fund. The main sales company is allowed to forward portions of this fee to investment brokers who provide active assistance to the share owners brokered by them. The plan provides that costs and expenditures which have not been reimbursed in a given month (including costs and expenditures which were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the Fund) may be reimbursed in later months or years in accordance with legal provisions. The Board of Directors shall regularly review the appropriateness of the payments pursuant to the sales service plan.

PAYMENT OFFICE FEE

The set-up of the payment offices serves to facilitate the payment flow between the investor and the transfer agent of the Fund. The Fund shall pay an annual fee of DEM 5,000 to Chase Manhattan BankAG, an annual fee of USD 15,000 to Marcard, Stein & Co. and Merck Finck & Co., and an annual fee of USD 35,000 ATS to Creditanstalt AG. Incurred expenses will likewise be reimbursed.

JURISDICTION

FEDERAL REPUBLIC OF GERMANY
----------------------------
The place of jurisdiction for complaints against the Fund, the investment administration company, or the main sales company which relate to the sale of the fund shares in the Federal Republic of Germany shall be Hamburg. The complaint document and all other documents may be delivered to the representative.

REPUBLIC OF AUSTRIA
---------------------
The place of jurisdiction for complaints against the Fund, the investment administration company, or the sales company which relate to the sale of the fund shares in Austria shall be Vienna. The complaint document and all other documents may be delivered to the representative.

RIGHT OF RESCISSION

FEDERAL REPUBLIC OF GERMANY
----------------------------
If the purchase of fund shares takes place on the basis of verbal negotiations outside of the permanent business premises of the person selling or brokering the sale of the shares, without the seller or broker having been called to the negotiations by the purchaser, then the purchaser is entitled to rescind his or her purchase declaration pursuant to ss. 11 of the Foreign Investment Act (right of rescission).

The rescission must be made in written form within a period of two weeks to the Fund or its representative. The term of the period shall begin with the surrender of the purchase declaration, but no earlier than the delivery of the sale prospectus. Timely mailing of the rescission will suffice to meet the deadline.

The right of rescission shall not exist if a businessperson has purchased the shares for his or her corporate assets.

If the buyer has already made payments prior to the rescission, then the value of the paid shares (ss. 21 Paragraph 2-4 of the KAGG) and the paid costs are to be reimbursed to him or her by the Investment Company on the day after the receipt of the declaration of rescission in exchange for the return of the purchased shares.

REPUBLIC OF AUSTRIA
--------------------
For Austrian investors, ss.ss. 3 and 3a of the KSCHG in connection with ss. 12 of the Securities Monitoring Act [WERTPAPIERAUFSICHTSG] shall be applicable.

TERMS AND CONDITIONS OF AGREEMENT

1.   GENERAL
     --------
1.1 The partnership relations between the investor and the Fund shall be subject to American law and shall be governed by the following contractual terms and conditions which result from US laws, the bylaws, and additional information. A full version in the German language of the aforementioned contractual documents can be obtained from the German representative. In addition to the aforementioned documents, the most recent annual report of the administration company is also available from the Austrian representative.

1.2 The legal relationship between the investor and the Fund shall become effective as soon as the purchase request and the investment request in the currency of the United States of America have been properly received by the transfer agent and the purchase request has not been refused.

     Upon the legal relationship coming into effect, the investor shall acquire shares in the Fund, the number of which shall be oriented according to the net asset value of the fund share which is calculated the next time after the receipt of the purchase request and the investment request.

     A first-time purchase must be made in the amount of at least EUR 2,500, DEM 5,000 (in Germany), or ATS 35,000 (in Austria). In the case of savings programs, a minimum investment amount of EUR 150, DEM 300, or ATS 2,000 or monthly or quarterly is required.

1.3 Immediately after the legal relationship becomes effective, the transfer agent shall set up a share owner account for the investor, in which, among other things, the number of the shares purchased by him or her is contained. A corresponding confirmation will be sent to the share owner, and on request, a certificate.

2.   ISSUE PRICE
     -------------
2.1 The issue price of a fund share is calculated from the net asset value of the Fund divided by the number of outstanding fund shares plus the sales charges scaled according to the amount of the investment.

2.2 Investors who purchase shares in the amount of at least USD 50,000 within 13 months and hold them for at least one day during this time, and who provide a corresponding declaration of intent, are able to enjoy a reduction in the sales charges for the entire investment. Redemptions which the share owner undertakes within the period of 13 months will be deducted from the sum of the purchases for the purpose of determining whether the conditions of the declaration of intent have been fulfilled or not.

2.3 The reduced sales charges are also applicable to additional purchases of fund shares, if all fund shares which a buyer possesses plus the newly subscribed shares result in a value of USD 50,000 or more.

2.4 In the case of savings plans, sales charges are to be paid only on the actually paid-in savings amounts; costs are not charged in advance.

3.   REDEMPTION OF SHARES
     ---------------------
     Fund shares shall be reacquired on any day on which the net asset value of the shares is calculated if the share owner submits a proper request to the transfer agent through Franklin Templeton Investment Services GmbH.

     The reacquisition price shall be the net asset value of the fund share, which shall be calculated next after the receipt by the transfer agent of the proper reacquisition request.

4.   INVESTMENT RESTRICTIONS
     ------------------------
4.1 The Fund has subjected itself for the protection of investors to extensive investment restrictions which cannot be changed without the consent of the share owners. They are described in detail in the prospectus.

4.2  Essentially, the Fund may not acquire:
     a)shares of other funds
     b)real estate or mortgage liens
     c)commodity or currency forward exchange contracts
     d)securities of companies in which executive officers or directors hold shares greater than 0.5% individually or 5% collectively e)participations in exploration programs for natural resources

4..3 The Fund is moreover not allowed:
     a)to assume loans, unless it is done for reacquisition of shares and only as a temporary measure, and only up to the amount of 5% of the net assets

     b)to encumber or mortgage the net assets except in order to secure the loans mentioned under (a) and not for more than 10% of the net asset value

     c)to invest more than 25% of its net assets in a single sector of industry
     d)to invest in "letter stocks" e)to participate in a general deposit with joint and several liability f) to undertake short sales or to buy or sell puts, calls, straddles, or spreads

     The Fund is entitled to trade so-called share index futures, and, on certain conditions, to purchase and sell options regarding such operations.

Certification of performance of the prospectus review by Creditanstalt AG as representative and prospectus reviewer, confirming that the present prospectus was reviewed and found to be correct and complete.

Creditanstalt AG
Dr. G. Bienenstein
Dr. R. Rauscher